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                                                     Registration Nos. 333-80191
                                                                       811-08561

     As filed With the Securities and Exchange Commission on March 31, 2004

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

     Pre-effective Amendment No.  [ ]

     Post-Effective Amendment No. [5]

                                     and/or

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940                           [X]

     Amendment No.                [24]

          AMERICAN GENERAL LIFE INSURANCE COMPANY SEPARATE ACCOUNT VL-R
                           (Exact Name of Registrant)

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
                               (Name of Depositor)

                              2727-A Allen Parkway
                            Houston, Texas 77019-2191
         (Address of Depositor's Principal Executive Offices) (Zip Code)

         Depositor's Telephone Number, including Area Code (713)831-8470

                              Lauren W. Jones, Esq.
                             Deputy General Counsel
                      American General Life Companies, LLC
                               2929 Allen Parkway
                            Houston, Texas 77019-2191
                     (Name and Address of Agent for Service)

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It is proposed that this filing will become effective (check appropriate box)

     [_]  immediately upon filing pursuant to paragraph (b)

     [_]  on (date) pursuant to paragraph (b)

     [X]  80 days after filing pursuant to paragraph (a)(1)

     [_]  on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

     [_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission acting pursuant to said Section 8(a), may determine.

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The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

CORPORATE AMERICA
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES (the "Policies") issued by American General Life Insurance Company ("AGL") through its Separate
Account VL-R

                            This Prospectus is dated
                                  _______, 2004

This prospectus describes Corporate America flexible premium life insurance Policies issued by AGL. If there are any differences between this prospectus and your Policy, the provisions of your Policy will control. Corporate America Policies provide life insurance coverage with flexibility in death benefits, premium payments and investment options. During the lifetime of the insured person you may designate or change the beneficiary to whom Corporate America pays the death benefit upon the insured person's death. You choose one of two death benefit options.

For information on how to contact AGL, please see page 4.

The Index of Special Words and Phrases on page 53 will refer you to pages that contain more about many of the words and phrases that we use. All of the words and phrases listed in the Index will be underlined and written in bold the first time they appear in this Prospectus.

This Policy is available to individuals, corporations, and other organizations. This Policy may be sold under certain arrangements that include those in which a trustee or an employer, for example, purchases policies covering a certain class of individuals. Other arrangements include those in which an employer allows us to sell the Policy to its employees or retirees on an individual basis.

This prospectus generally describes only the variable portions of the Policy, except where the declared fixed interest account is specifically mentioned. Please read this prospectus carefully and keep it for future reference.

The AGL declared fixed interest account ("declared fixed interest account") is the fixed investment option for these Policies. You can also use AGL's Separate Account VL-R ("Separate Account") to invest in the Corporate America investment options. Currently, the Corporate America variable investment options each purchase shares of a corresponding Fund of:

..    AIM Variable Insurance Funds ("AIM V.I.")
..    The Alger American Fund ("Alger American")
..    American Century Variable Portfolios, Inc. ("American Century VP")
..    Credit Suisse Trust ("Credit Suisse")
..    Dreyfus Investment Portfolios ("Dreyfus IP")
..    Dreyfus Variable Investment Fund ("Dreyfus VIF")
..    Fidelity Variable Insurance Products ("Fidelity VIP")
..    Franklin Templeton Variable Insurance Products Trust ("Franklin Templeton")
..    Janus Aspen Series ("Janus Aspen")
..    J.P. Morgan Series Trust II ("JPMorgan")
..    MFS/(R)/ Variable Insurance Trust/SM/ ("MFS")
..    Neuberger Berman Advisers Management Trust ("Neuberger Berman AMT")
..    Oppenheimer Variable Account Funds ("Oppenheimer")
..    PIMCO Variable Insurance Trust ("PIMCO VIT")
..    Putnam Variable Trust ("Putnam VT")
..    SunAmerica Series Trust ("SunAmerica")
..    The Universal Institutional Funds, Inc. ("UIF")
..    VALIC Company I ("VALIC Co. I")
..    Van Kampen Life Investment Trust ("Van Kampen LIT")
..    Vanguard Variable Insurance Fund ("Vanguard")

See "Variable Investment Options" on page 19 for a complete list of the variable investment options and their respective advisers and sub-advisers of the corresponding Funds. You should be sure you also read the prospectuses of the Funds' underlying variable investment options you may be interested in. This prospectus must be accompanied by the current prospectuses for the Funds listed above.

There is no guaranteed cash surrender value for amounts allocated to the variable investment options.

If the net cash surrender value (the cash surrender value reduced by any loan balance) is insufficient to cover the charges due under the Policy, the Policy may terminate without value.

Buying this Policy might not be a good way of replacing your existing insurance or adding more insurance if you already own a flexible premium variable life insurance Policy. You may wish to consult with your insurance representative or financial adviser.

Neither the Securities and Exchange Commission ("SEC") nor any state securities commission has approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

The Policies are not insured by the FDIC, The Federal Reserve Board or any similar agency. They are not a deposit or other obligation of, nor are they guaranteed or endorsed by, any bank or depository institution. An investment in a variable life insurance policy is subject to investment risks, including possible loss of principal invested.

The Policies are not available in all states. This Prospectus does not offer the Policies in any jurisdiction where they cannot be lawfully sold. You should rely only on the information contained in this prospectus, sales materials we have approved or that we have referred you to. We have not authorized anyone to provide you with information that is different.

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                                TABLE OF CONTENTS

POLICY BENEFITS/RISKS SUMMARY ................................................ 5
POLICY BENEFITS .............................................................. 5
     Death Benefit ........................................................... 5
          Death Benefit Proceeds ............................................. 5
          Death Benefit Option 1 and Option 2 ................................ 5
     Full Surrenders, Partial Surrenders, Transfers, and Policy Loans ........ 6
          Full Surrenders .................................................... 6
          Partial Surrenders ................................................. 6
          Transfers .......................................................... 6
          Loans .............................................................. 7
     Premiums ................................................................ 7
          Flexibility of Premiums ............................................ 7
          Free Look .......................................................... 7
     The Policy .............................................................. 8
          Ownership Rights ................................................... 8
          Separate Account ................................................... 8
          Declared Fixed Interest Account .................................... 8
          Accumulation Value ................................................. 8
          Payment Options .................................................... 8
          Tax Benefits ....................................................... 9
     Supplemental Benefits and Riders ........................................ 9
POLICY RISKS ................................................................. 9
     Investment Risk ......................................................... 9
     Risk of Lapse .......................................................... 10
     Tax Risks .............................................................. 10
     Partial Surrender and Full Surrender Risks ............................. 11
     Policy Loan Risks ...................................................... 11
PORTFOLIO RISKS ............................................................. 11
TABLES OF CHARGES ........................................................... 12
GENERAL INFORMATION ......................................................... 17
     American General Life Insurance Company ................................ 17
     Separate Account VL-R .................................................. 17
     Additional Information ................................................. 17
     Communication with AGL ................................................. 18
          Administrative Center ............................................. 18
          General ........................................................... 18
          Telephone transactions ............................................ 19
     Variable Investment Options ............................................ 19
     Voting Privileges ...................................................... 21
     Declared Fixed Interest Account ........................................ 22
          Our general account ............................................... 22
          How we declare interest ........................................... 22
     Illustrations .......................................................... 22
POLICY FEATURES ............................................................. 23
     Death Benefits ......................................................... 23
          Your specified amount of insurance ................................ 23
          Your death benefit ................................................ 23
          Required minimum death benefit .................................... 24
     Premium Payments ....................................................... 25
          Premium payments .................................................. 25
          Limits on premium payments ........................................ 26
          Checks ............................................................ 26
          Planned periodic premiums ......................................... 26
          Free look period .................................................. 26

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
     Changing Your Investment Option Allocations ............................ 27
          Future premium payments ........................................... 27
          Transfers of existing accumulation value .......................... 27
          Dollar cost averaging ............................................. 27
          Automatic rebalancing ............................................. 28
          Market Timing ..................................................... 28
     Changing the Specified Amount of Insurance ............................. 28
          Increase in coverage .............................................. 28
          Decrease in coverage .............................................. 29
     Changing Death Benefit Options ......................................... 29
          Change of death benefit option .................................... 29
          Tax consequences of changes in insurance coverage ................. 29
     Effective Date of Policy and Related Transactions ...................... 29
          Valuation dates, times, and periods ............................... 29
          Date of receipt ................................................... 30
          Commencement of insurance coverage ................................ 30
          Date of issue; Policy months and years ............................ 30
          Monthly deduction days ............................................ 30
          Commencement of investment performance ............................ 30
          Effective date of other premium payments and requests
          that you make ..................................................... 30
     Reports to Policy Owners ............................................... 31
ADDITIONAL BENEFIT RIDERS ................................................... 31
     Riders ................................................................. 31
     Tax Consequences of Additional Rider Benefits .......................... 33
POLICY TRANSACTIONS ......................................................... 33
     Telephone Transactions ................................................. 33
     Withdrawing Policy Investments ......................................... 33
          Full surrender .................................................... 33
          Partial surrender ................................................. 33
          Exchange of Policy in certain states .............................. 34
          Policy loans ...................................................... 34
          Maturity of your Policy ........................................... 34
          Tax considerations ................................................ 35
POLICY PAYMENTS ............................................................. 35
     Payment Options ........................................................ 35
          Change of payment option .......................................... 36
          Tax impact ........................................................ 36
     The Beneficiary ........................................................ 36
     Assignment of a Policy ................................................. 36
     Payment of Proceeds .................................................... 36
          General ........................................................... 36
          Delay for check clearance ......................................... 37
          Delay of Separate Account VL-R proceeds ........................... 37
          Delay to challenge coverage ....................................... 37
          Delay required under applicable law ............................... 37
     Adjustments to Death Benefit ........................................... 38
ADDITIONAL RIGHTS THAT WE HAVE .............................................. 38
          Policies purchased through "internal rollovers" ................... 39
          State law requirements ............................................ 39
          Variations in expenses or risks ................................... 39
CHARGES UNDER THE POLICY .................................................... 39
          Premium tax charge ................................................ 39
          Tax charge back ................................................... 40
          Premium expense charge ............................................ 40
          Daily charge (mortality and expense risk fee) ..................... 40
          Flat monthly charge ............................................... 40
          Monthly insurance charge .......................................... 40
          Monthly charges for additional benefit riders ..................... 41
          Partial surrender processing fee .................................. 41

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
          Transfer fee ...................................................... 41
          Illustrations ..................................................... 42
          Policy loans ...................................................... 42
          Charge for taxes .................................................. 42
          Allocation of charges ............................................. 42
     More About Policy Charges .............................................. 42
          Purpose of our charges ............................................ 42
          General ........................................................... 43
ACCUMULATION VALUE .......................................................... 43
          Your accumulation value ........................................... 43
          Your investment options ........................................... 43
POLICY LAPSE AND REINSTATEMENT .............................................. 44
FEDERAL TAX CONSIDERATIONS .................................................. 44
     Tax Effects ............................................................ 45
          General ........................................................... 45
          Testing for modified endowment contract status .................... 46
          Other effects of Policy changes ................................... 46
          Taxation of pre-death distributions if your Policy is
          not a modified endowment contract ................................. 47
          Taxation of pre-death distributions if your Policy is a
          modified endowment contract ....................................... 47
          Policy lapses and reinstatements .................................. 48
          Diversification ................................................... 48
          Estate and generation skipping taxes .............................. 49
          Life Insurance in split dollar arrangements ....................... 50
          Pension and profit-sharing plans .................................. 50
          Other employee benefit programs ................................... 51
          ERISA ............................................................. 51
          Our taxes ......................................................... 51
          When we withhold income taxes ..................................... 51
          Tax changes ....................................................... 51
LEGAL PROCEEDINGS ........................................................... 52
FINANCIAL STATEMENTS ........................................................ 52
INDEX OF SPECIAL WORDS AND PHRASES .......................................... 53

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CONTACT INFORMATION: Here is how you can contact us about the Corporate America Policies:

                    ADMINISTRATIVE CENTER:                      HOME OFFICE:                    PREMIUM PAYMENTS:
(Express Delivery)                  (U.S. Mail)                 2727-A Allen Parkway        (Express Delivery)
VUL Administration                  VUL Administration          Houston, Texas 77019-2191   Payment Processing Center
2727-A Allen Parkway                P. O. Box 4880              1-713-831-3443,             #1 Franklin Square
Houston, Texas 77019-2191           Houston, Texas              1-800-340-2765              Springfield, IL 62713-0001
1-713-831-3443, 1-800-340-2765      77210-4880                                              (U.S. Mail)
(Hearing Impaired) 1-888-436-5258                                                           Payment Processing Center
Fax: 1-713-620-6653                                                                         P.O. Box 0842
(Except premium payments)                                                                   Carol Stream, IL 60132-0842
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

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                          POLICY BENEFITS/RISKS SUMMARY

     This summary describes the Policy's important benefits and risks. The sections in this Prospectus following this summary discuss the Policy's benefits and other provisions in more detail.

                                 POLICY BENEFITS

     During the insured person's lifetime, you may, within limits, (1) change the amount of insurance, (2) borrow or withdraw amounts you have invested, (3) choose when and how much you invest, (4) choose whether your accumulation value under your Policy, upon the insured person's death, will be added to the insurance proceeds we otherwise will pay to the beneficiary, and (5) add or delete certain other optional benefits that we make available by rider to your Policy. At the time of purchase, you can decide whether your Policy will be subject to certain tax rules that maximize the cash value or rules that maximize the insurance coverage.

     You may currently allocate your accumulation value among the 38 variable investment options available under the Policy, each of which invests in an underlying Fund (each available portfolio is referred to in this prospectus as a "Fund," and collectively, the "Funds"), and the declared fixed interest account, which credits a specified rate of interest.

     Any Policy owner whose accumulation value was at any time before May 1, 2003, invested in whole or part in the investment option funded by the SAFECO RST Equity Portfolio or the SAFECO RST Growth Opportunities Portfolio may continue to use that investment option for any purpose allowed under the Policy. Any Policy owner who had accumulation value invested in the Goldman Sachs Capital Growth Fund (formerly the Ayco Growth Fund) on April 30, 2003, may retain the investment but cannot use the Goldman Sachs Capital Growth Fund for any other purpose except to transfer to another investment option.

     Your accumulation value will vary based on the investment performance of the variable investment options you choose and interest credited in the declared fixed interest account.

Death Benefit

     . Death Benefit Proceeds: We pay the death benefit proceeds (reduced by any outstanding Policy loans and increased by any unearned loan interest we may have already charged). In your application to buy a Corporate America Policy, you tell us how much life insurance coverage you want. We call this the "specified amount" of insurance. We also provide a guarantee of a death benefit equal to the specified amount (less any indebtedness) and any benefit riders for a specific period. This guarantee is not applicable if your Policy has lapsed.

     . Death Benefit Option 1 and Option 2: You must choose one of the two options at the time we issue your Policy.

          . Death Benefit Option 1 is the specified amount on the date of the insured person's death.

          . Death Benefit Option 2 is the sum of (a) the specified amount on the date of the insured person's death and (b) the Policy's accumulation value as of the date of notification of death.

     . Federal tax law may require us to increase payment under any of the above death benefit options. See "Required minimum death benefit" on page 24.

Full Surrenders, Partial Surrenders, Transfers, and Policy Loans

     . Full Surrenders: At any time while the Policy is in force, you may surrender your Policy in full without charge. If you do, we will pay you the accumulation value, less any Policy loans, plus any unearned loan interest. We call this amount your "cash surrender value." During the first Policy year, the cash surrender value will be equal to the accumulation value, less any Policy loans, plus 40% of the deductions from each premium payment made during the first Policy year. During the second Policy year, the cash surrender value will be equal to the accumulation value, less any Policy loans, plus 20% of the deductions from each premium payment made during the first Policy year. You cannot reinstate a surrendered Policy. A full surrender may have adverse tax consequences.

     . Partial Surrenders: You may, at any time after the first Policy year, make a partial surrender of your Policy's cash surrender value. If the Option 1 death benefit is then in effect, we will also automatically reduce your Policy's specified amount of insurance by the amount of your withdrawal and any related charges. We will not permit a partial surrender if it would cause your Policy to fail to qualify as life insurance under the tax laws. The specified amount remaining after a partial surrender will not be less than the minimum amount allowed. A partial surrender must be at least $500. A partial surrender may have adverse tax consequences.

          You may apply for a partial surrender without reducing your Policy's specified amount of insurance if you meet certain requirements established by us, including satisfactory evidence of insurability.

          You may choose the investment option or options from which money that you withdraw will be taken. Otherwise, we will allocate the partial surrender in the same proportions as then apply for deducting monthly charges under your Policy or, if that is not possible, in proportion to the amount of accumulation value you then have in each investment option.

     . Transfers: Within certain limits, you may make transfers among the variable investment options and the declared fixed interest account. You may make up to twelve transfers of accumulation value among the variable investment options in each Policy year without charge. We will assess a $25 charge for each transfer after the 12th transfer in a Policy year. There are special limits on transfers involving the declared fixed interest account.

     . Loans: You may at any time borrow from us an amount up to your policy's cash surrender value less our estimate of three month's charges and less the interest that will be payable on your loan and on any existing policy loans through your next Policy anniversary. The minimum amount you can borrow is $500 or, if less, your Policy's cash surrender value less the loan interest payable through your next Policy anniversary. These rules are not applicable in all states.

          We remove from your investment options an amount equal to your loan and hold that amount as collateral for the loan. We will credit your Policy with interest on this collateral amount at a guaranteed effective annual rate of 4% (rather than any amount you could otherwise earn in one of our investment options). We charge you interest on your loan at an effective annual rate of 4.75% for the first seven years and 4.25% thereafter and payable in arrears. Any amount not paid by its due date will automatically be added to the loan balance as an additional loan.

          When a loan is made, we will cancel units from each applicable division of the Separate Account and reduce the unloaned portion of the general account in the ratio that the loan bears to the unloaned Accumulation Value of your Policy, unless you specify otherwise in writing. The amount being borrowed from the Separate Account will be transferred to the general account.

          You may repay all or part of your loan at any time before the death of the insured while your Policy is in force. Each repayment must be at least $100 or the entire loan balance, if less. You must designate any loan repayment as such. Otherwise, we will treat it as a premium payment instead. Repayment of a loan will be allocated to the general account. You may tell us how to allocate repayments in excess of any loaned amount. If you do not tell us, any amount in excess of the loaned amount will be transferred from the general account to the divisions in the same ratio currently in effect for the allocation of net premiums. Any unpaid loan and loan interest will be deducted from the proceeds we pay following notification of the insured's death.

Premiums

     . Flexibility of Premiums: The amount we require as your initial premium varies depending on the specifics of your Policy and the insured person. We can refuse to accept a subsequent premium payment that is less than $300. If mandated under applicable law, we may be required to reject a premium payment. Otherwise, with a few exceptions mentioned below, you can make premium payments at any time and in any amount. You can pay premiums by check or money order drawn on a U.S. bank in U.S. dollars and made payable to "American General Life Insurance Company," or "AGL." Premium payments after the initial premium payment must be sent directly to our Home Office. We also accept premium payments by wire or by exchange from another insurance company. Under certain circumstances, we may reject a premium payment.

     . Free Look: When you receive your Policy, the free look period begins. You may return your Policy during this period and receive a refund. We will refund you the greater of (i) any premium payments received by us or (ii) your accumulation value plus any charges that have been deducted prior to allocation to your specified investment options. The free look period generally expires 10 days after you receive the Policy.

The Policy

     . Ownership Rights: While the insured person is living, you, as the owner of the Policy, may exercise all of the rights and options described in the Policy. These rights include selecting and changing the beneficiary, changing the owner, and assigning the Policy. You also have other choices during the insured person's lifetime. You may, within limits, (1) change the amount of insurance, (2) borrow or withdraw amounts you have invested, (3) choose, when and how much you invest, and (4) choose whether your accumulation value under your Policy, upon the insured person's death, will be added to the insurance proceeds we otherwise will pay to the beneficiary.

     . Separate Account: You may direct the money in your Policy to any of the variable investment options of the Separate Account. Each variable investment option invests exclusively in one of the Funds listed in this Prospectus.

     . Declared Fixed Interest Account: We apply your net premiums to your Policy. You may invest your premiums in our declared fixed interest account or in one or more of the variable investment options, or both. The value of your investment in a variable investment option depends on the investment results of the related Fund. We do not guarantee any minimum cash value for amounts allocated to the variable investment options. If the Fund investments go down, the value of a Policy can decline. The value of our declared fixed interest account will depend on the interest rates that we declare.

     . Accumulation Value: Your accumulation value is the sum of your amounts in the variable investment options and the declared fixed interest account. Accumulation value varies from day to day, depending on the investment performance of the variable investment options you choose, interest we credit to the declared fixed interest account, charges we deduct, and any other transactions (e.g., transfers, partial surrenders, and loans).

     . Payment Options: You will receive the full proceeds from the Policy as a single sum, unless you elect another method of payment within 60 days after the date of notification of the insured person's death. This also includes proceeds that become payable upon full surrender or the maturity date. You can elect that all or part of such proceeds be applied to one or more of the following payment options:

     .    Option 1 - Equal monthly payments for a specified period of time.

     . Option 2 - Equal monthly payments of a specified amount until all amounts are paid out.

     . Option 3 - Equal monthly payments for the payee's life, but with payments guaranteed for a specified number of years. These payments are based on annuity rates that are set forth in the Policy or, at the payee's request, the annuity rates that we then are using.

     . Option 4 - Proceeds left to accumulate at an interest rate of 3% compounded annually for any period up to 30 years. At your request we will make payments to you monthly, quarterly, semiannually, or annually. You can also request a partial withdrawal of any amount of $500 or more.

     Additional payment options may also be available with our consent. We have the right to reject any payment option, if the payee is a corporation or other entity. You can read more about each of these options in the Policy and in the separate form of payment Policy that we issue when any such option takes effect.

     Interest rates that we credit under each option will be at least 3%.

     You may give us written instructions to change any payment option you have elected at any time while the Policy is in force and before the start date of the payment option.

     If a payment option is chosen, you or your beneficiary may have adverse tax consequences. You should consult with a qualified tax advisor before deciding whether to elect one or more payment options.

     . Tax Benefits: The Policy is designed to afford the tax treatment normally accorded life insurance Policies under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance policy is excludable from the gross income of the beneficiary until there is a distribution. This means that under a qualifying life insurance policy, cash value builds up on a tax deferred basis and transfers of cash value among the available investment options under the policy may be made tax free. Under a qualifying life insurance policy that is not a modified endowment contract, the proceeds from policy loans would not be taxed.

Supplemental Benefits and Riders

     We offer several riders that provide supplemental benefits under the Policy, such as the Flexible Term Rider, which provides a death benefit coverage in addition to the base policy death benefit. For most of the riders that you choose, a charge, which is shown on page 3 of your Policy, will be deducted from your accumulation value on each monthly deduction date. Eligibility for and changes in these benefits are subject to our rules and procedures as in effect from time to time. Not all riders are available in all states.

                                  POLICY RISKS

Investment Risk

     The Policy is not suitable as a short-term investment.

     If you invest your accumulation value in one or more variable investment options, then you will be subject to the risk that the investment performance of the variable investment options will be unfavorable. You will also be subject to the risk that the accumulation value will decrease because of the unfavorable performance and the resulting higher insurance charges. You could lose everything you invest. You will also be subject to the risk that the investment performance of the variable investment options you choose may be less favorable than that of other variable investment options, and in order to keep the Policy in force may be required to pay more premiums than originally planned. We do not guarantee a minimum accumulation value.

     If you allocate net premiums to the declared fixed interest account, then we credit your accumulation value (in the declared fixed interest account) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum effective annual rate of 4%.

Risk of Lapse

     If your cash surrender value is not enough to pay the charges deducted against accumulation value each month, your Policy may enter a 61-day grace period. We will notify you that the Policy will lapse (terminate without value) at the end of the grace period unless you make a sufficient payment. Your Policy may also lapse if outstanding Policy loans plus any accrued interest payable exceeds the cash surrender value. You may reinstate a lapsed Policy, subject to certain conditions.

Tax Risks

     We anticipate that the Policy should generally be deemed a life insurance Policy under Federal tax law. However, due to limited guidance under the Federal tax law, there is some uncertainty about the application of the Federal tax law to the Policy, particularly if you pay the full amount of premiums permitted under the Policy. Please consult a tax adviser about these consequences. Assuming that a Policy qualifies as a life insurance Policy for Federal income tax purposes, the accumulation value under a Policy will not be subject to Federal income tax until there is a distribution from the Policy. Moreover, death benefits payable under a Policy should be excludable from the gross income of the beneficiary. As a result, the beneficiary generally should not be taxed on these proceeds.

     Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract ("MEC") under Federal tax laws. If a Policy is treated as a MEC, then surrenders, partial surrenders, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial surrenders, and loans taken before you reach age 591/2. If the Policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the Policy and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

     See "Federal Tax Considerations" on page 44. You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

Partial Surrender and Full Surrender Risks

     It is possible that you will receive no cash surrender value if you surrender your Policy in the first few Policy years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the accumulation value in the near future. We designed the Policy to meet long-term financial goals.

     A partial surrender or surrender may have adverse tax consequences.

Policy Loan Risks

     A Policy loan, whether or not repaid, will affect accumulation value over time because we subtract the amount of the loan from the variable investment options and/or declared fixed interest account as collateral, and this loan collateral does not participate in the investment performance of the variable investment options or receive any excess current interest rate credited to the declared fixed interest account.

     We reduce the amount we pay on the insured person's death by the amount of any Policy loan and your Policy may lapse (terminate without value) if outstanding Policy loans plus any accrued interest payable reduces the cash surrender value to zero.

     If you surrender the Policy or allow it to lapse while a Policy loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, is treated as a distribution from the Policy and may be subject to federal income taxation.

                                 PORTFOLIO RISKS

     A discussion of the risks of each Fund may be found in each Fund's Prospectus. Please refer to the Funds' Prospectuses for more information. You may request a copy of any or all of the Fund prospectuses by contacting us at the Administrative Center shown on page 4 of the prospectus.

     There is no assurance that any of the Funds will achieve its stated investment objective.

                                TABLES OF CHARGES

The following tables describe the fees and expenses that are payable, when buying, owning and surrendering a Policy.

The first table describes the fees and expenses that you will pay at the time that you buy the Policy, withdraw money from the Policy, or transfer amounts between investment options. State premium taxes may also be charged. The charges remain constant over the life of the Policy; we reserve the right to increase the charges to the maximum amounts on Policies issued in the future. No Policy owner will be charged more than the amount we show under "Maximum Guaranteed Charge" columns.

-----------------------------------------------------------------------------------------------------
                                           Transaction Fees
-----------------------------------------------------------------------------------------------------
                                 When Charge is
Charge                           Deducted           Maximum Guaranteed Charge   Current Charge
-----------------------------------------------------------------------------------------------------
Premium Tax Charge               Upon receipt of    3.5%/1/ of each premium     3.5%/1/ of each
                                 each premium       payment (tax charge back    premium payment (tax
                                 payment            if you purchase the Policy  charge back if you
                                                    in Oregon)/2/               purchase the Policy
                                                                                in Oregon)/2/
-----------------------------------------------------------------------------------------------------
Premium Expense Charge/3/        Upon receipt of    During the first 7 Policy   During the first 7
                                 each premium       years, 9% of the amount of  Policy years, 9% of
                                 payment and after  each premium payment after  the amount of each
                                 deduction of the   deduction of the premium    premium payment after
                                 Premium Tax        tax charge, up to the       deduction of the
                                                    target premium and 5% of    premium tax charge,
                                                    any premium amounts in      up to the target
                                                    excess of the target        premium and 5% of any
                                                    premium /4/                 premium amounts in
                                                                                excess of the target
                                                                                premium /4/
-----------------------------------------------------------------------------------------------------

----------

     /1/ Premium tax rates vary by state. For example, the highest premium tax rate, 3.5%, is in the state of Nevada, while the lowest premium tax rate, 0.75%, is in the state of Wyoming.

     /2/ Instead of a premium tax charge, we assess a tax charge back of 2% of each premium payment for Policy owners residing in the state of Oregon, See "Tax charge back" on page 40.

     /3/ Beginning in Policy year eight, the maximum Premium Expense Charge is 5% of the remainder of each premium payment (after the premium tax has been deducted), and the current Premium Expense Charge is 5.0% of the remainder of each premium payment (after the premium tax has been deducted).

     /4/ The Target Premium amount is hypothetical annual premium which is based on the age, sex and premium class of the insured person, the initial Specified Amount of the Policy and the types and amounts of any additional benefits included in the Policy. The Target Premium for your Policy is shown on page 3 of the Policy.

-----------------------------------------------------------------------------------------------------
                                           Transaction Fees
-----------------------------------------------------------------------------------------------------
                                 When Charge is
Charge                           Deducted           Maximum Guaranteed Charge   Current Charge
-----------------------------------------------------------------------------------------------------
Partial Surrender Processing     Upon a partial     The lesser of $25 or 2% of  $10
Fee                              surrender of your  the partial surrender
                                 Policy
-----------------------------------------------------------------------------------------------------
Transfer Fee                     Upon a transfer    First 12 transfers in a     $25 after first 12
                                 of accumulation    Policy year are free, $25   transfers in Policy
                                 value              for each subsequent         year
                                                    transfer
-----------------------------------------------------------------------------------------------------
Policy Loan Interest             Annually (on your  4.75% of the loan           4.75% of the loan
Charge - Policy Years 1-7/1/     Policy             balance/1/                  balance/1/
                                 anniversary)
-----------------------------------------------------------------------------------------------------
Policy Owner Additional          Upon each request  $25                         $0
Illustration Charge              for a Policy
                                 illustration
                                 after the first
                                 in a Policy year.
-----------------------------------------------------------------------------------------------------

----------

     /1/ After Policy Year 7, the Policy Loan Interest Charge will be 4.25% of the loan balance.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund fees and expenses.

-----------------------------------------------------------------------------------------------------
                                            Periodic Charges
                                         (other than Fund fees)
-----------------------------------------------------------------------------------------------------
                                 When Charge is
Charge                           Deducted           Maximum Guaranteed Charge   Current Charge
-----------------------------------------------------------------------------------------------------
Flat Monthly Charge              Monthly, at the    $10                         $7
                                 beginning of each
                                 Policy month
-----------------------------------------------------------------------------------------------------
Cost of Insurance Charge/1/

   Minimum Charge - for a 26     Monthly, at the    $0.14 per $1,000 of net     $0.0148 per $1,000 of
   year old female, preferred    beginning of each  amount/2/ at risk           net amount at risk
   non-tobacco with a Specified  Policy month       attributable to the Policy  attributable to the
   Amount of $50,000                                                            Policy
-----------------------------------------------------------------------------------------------------
   Maximum Charge - for a 99     Monthly, at the    $83.33 per $1,000 of net    $20.1524 per $1,000
   year old male, standard       beginning of each  amount at risk              of net amount at risk
   tobacco with a Specified      Policy month       attributable to the Policy  attributable to the
   Amount of $50,000                                                            Policy
-----------------------------------------------------------------------------------------------------
   Example Charge - for a 50     Monthly, at the    $0.56 per $1,000 of net     $0.0826 per $1,000 of
   year old male,preferred       beginning of each  amount at risk              net amount at risk
   non-tobacco with a Specified  Policy month       attributable to the Policy  attributable to the
   Amount of $500,000                                                           Policy
-----------------------------------------------------------------------------------------------------
Daily Charge (mortality and
expense risk fee)

   Policy years 1-10/3/          Daily              effective annual rate of    effective annual rate
                                                    0.65%/4/                    of 0.65%/4/
-----------------------------------------------------------------------------------------------------

----------

     /1/ The Cost of Insurance Charge will vary based on the insured person's sex, age and premium class, Policy year, and Specified Amount. The Cost of Insurance Charges shown in the table may not be typical of the charges you will pay. Page 3 of your Policy will indicate the guaranteed Cost of Insurance Charge applicable to your Policy, and more detailed information concerning your Cost of Insurance Charge is available on request from our Administrative Office. Also, before you purchase the Policy, we will provide you hypothetical illustrations of Policy values based upon the insured person's age and premium class, the death benefit option, Specified Amount, planned periodic premiums, and riders requested. Please consult your insurance representative or contact AGL for information about your Cost of Insurance Charge.

     /2/ The net amount at risk is the difference between the current death benefit under your Policy and your accumulation value under the Policy.

     /3/ After the 10/th/ Policy year, the daily charge will be as follows:
              Policy years 11-20.............effective annual rate of 0.40%
              Policy years 21+................effective annual rate of 0.15%
               (guaranteed) and 0.10% (current)
     These reductions in the amount of the daily charge are guaranteed.

     /4/ All percentages are calculated as a percent of accumulation value invested in the variable investment options.

The next table describes the fees and expenses that you will pay periodically, if you choose an optional benefit rider during the time that you own the Policy.

-----------------------------------------------------------------------------------------------------
                                            Periodic Charges
                                     (optional benefit riders only)
-----------------------------------------------------------------------------------------------------
                                 When Charge is
Optional Benefit Rider Charges   Deducted           Maximum Guaranteed Charge   Current Charge
-----------------------------------------------------------------------------------------------------
Flexible Term Rider

   Minimum Charge - for a 26     Monthly, at the    $0.14 per $1,000 of net     $0.0148 per $1,000 of
   year old female, preferred    beginning of       amount at risk              net amount at risk
   non-tobacco with a Specified  each Policy month  attributable to the Policy  attributable to the
   Amount of $50,000                                                            Policy
-----------------------------------------------------------------------------------------------------
   Maximum Charge - for a 99     Monthly, at the    $83.33 per $1,000 of net    $20.1524 per $1,000
   year old male, standard       beginning of       amount at risk              of net amount at risk
   tobacco with a Specified      each Policy month  attributable to the Policy  attributable to the
   Amount of $50,000                                                            Policy
-----------------------------------------------------------------------------------------------------
   Example Charge - for a 50     Monthly, at the    $0.56 per $1,000 of net     $0.0826 per $1,000 of
   year old male, preferred      beginning of       amount at risk              net amount at risk
   non-tobacco with a Specified  each Policy month  attributable to the Policy  attributable to the
   Amount of  $500,000                                                          Policy
-----------------------------------------------------------------------------------------------------
Interim Term

   Minimum Charge - for a 26     Monthly, at the    $0.1474 per $1,000 of net   $0.0156 per $1,000 of
   year old female, preferred    beginning of       amount at risk              net amount at risk
   non-tobacco with a Specified  each Policy month  attributable to the Policy  attributable to the
   Amount of $50,000                                                            Policy
-----------------------------------------------------------------------------------------------------
   Maximum Charge - for a 99     Monthly, at the    $83.33 per $1,000 of net    $21.2130 per $1,000
   year old male, standard       beginning of       amount at risk              of net amount at risk
   tobacco with a Specified      each Policy month  attributable to the Policy  attributable to the
   Amount of $50,000                                                            Policy
-----------------------------------------------------------------------------------------------------
   Example Charge - for a 50     Monthly, at the    $0.5895 per $1,000 of net   $0.0870 per $1,000 of
   year old male, preferred      beginning of each  amount at risk              net amount at risk
   non-tobacco with a Specified  Policy month       attributable to the Policy  attributable to the
   Amount of $500,000                                                           Policy
-----------------------------------------------------------------------------------------------------
Maturity Extension               Monthly, at the    $10                         $0
Accumulation Value Version       beginning of the
                                 Policy month
                                 which follows
                                 your original
                                 maturity date
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                 When Charge is
Optional Benefit Rider Charges   Deducted           Maximum Guaranteed Charge   Current Charge
-----------------------------------------------------------------------------------------------------
Return of Premium

   Minimum Charge - for a 26     Monthly, at the    $0.14 per $1,000 of net     $0.0148 per $1,000 of
   year old female, preferred    beginning of       amount at risk              net amount at risk
   non-tobacco with a Specified  each Policy month  attributable to the Policy  attributable to the
   Amount of $50,000                                                            Policy
-----------------------------------------------------------------------------------------------------
   Maximum Charge - for a 99     Monthly, at the    $83.33 per $1,000 of net    $20.1524 per $1,000
   year old male, standard       beginning of       amount at risk              of net amount at risk
   tobacco with a Specified      each Policy month  attributable to the Policy  attributable to the
   Amount of $50,000                                                            Policy
-----------------------------------------------------------------------------------------------------
   Example Charge - for a 50     Monthly, at the    $0.56 per $1,000 of net     $0.0826 per $1,000 of
   year old male, preferred      beginning of       amount at risk              net amount at risk
   non-tobacco with a Specified  each Policy month  attributable to the Policy  attributable to the
   Amount of $500,000                                                           Policy
-----------------------------------------------------------------------------------------------------

     The next table [TO BE UPDATED BY AMENDMENT] describes the Fund fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the maximum and minimum Total Annual Fund Operating Expenses before contractual waiver or reimbursement for any of the Funds for the fiscal year ended December 31, 2003. Current and future expenses for the Funds may be higher or lower than those shown.

-----------------------------------------------------------
           Annual Fund Fees and Expenses
    (expenses that are deducted from the Fund assets)
---------------------------------------------------------------
           Charge                   Maximum          Minimum
---------------------------------------------------------------
Total Annual Fund Operating
Expenses for all of the Funds
(expenses that are deducted
from portfolio assets include
management fees, distribution
(12b-1) fees, and other
expenses)/1/                              ____%            ____%
---------------------------------------------------------------

     Details concerning each Fund's specific fees and expenses are contained in the Funds' prospectuses accompanying this Policy prospectus.

----------

     /1/ Currently __ of the Funds have contractual reimbursements or fee waivers. These reimbursements or waivers expire on April 30, 2005. The impact of contractual reimbursements or fee waivers is as follows:

---------------------------------------------------------------
Charge                           Maximum          Minimum
---------------------------------------------------------------
Total Annual Fund Operating
Expenses for all of the Funds
After Contractual
Reimbursement or Fee Waiver               ____%            ____%
---------------------------------------------------------------

                               GENERAL INFORMATION

American General Life Insurance Company

     We are American General Life Insurance Company ("AGL"). AGL is a stock life insurance company organized under the laws of Texas. AGL's home office is 2727-A Allen Parkway, Houston, Texas 77019-2191. AGL is a successor in interest to a company originally organized under the laws of Delaware on January 10, 1917. AGL is an indirect, wholly-owned subsidiary of American International Group, Inc. ("AIG"). AIG, a Delaware corporation, is a holding company which through its subsidiaries is primarily engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad. AIG American General is a marketing name for AGL and its affiliates. The commitments under the Policies are AGL's, and AIG has no legal obligation to back those commitments.

     AGL is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is a voluntary membership organization created by the life insurance industry to promote ethical market conduct for individual life insurance and annuity products. AGL's membership in IMSA applies only to AGL and not its products.

Separate Account VL-R

     We hold the Fund shares in which any of your accumulation value is invested in Separate Account VL-R (the "Separate Account"). The Separate Account is registered as a unit investment trust with the SEC under the Investment Company Act of 1940. We created the Separate Account on May 6, 1997 under Texas law.

     For record keeping and financial reporting purposes, the Separate Account is divided into 68 separate "divisions," 38 of which correspond to the 38 variable "investment options" currently available under the Policy. The remaining 15 divisions, and some of these 38 divisions, represent investment options available under other variable life policies we offer. We hold the Fund shares in which we invest your accumulation value for an investment option in the division that corresponds to that investment option. Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account's own investment experience and not the investment experience of the Separate Account's other assets.

     The assets in the Separate Account are our property. The assets in the Separate Account may not be used to pay any liabilities of AGL other than those arising from the Policies, and AGL is obligated to pay all amounts due the Policy owners under the Policies.

Additional Information

     We have filed a Statement of Additional Information (the "SAI") with the SEC which includes more information about your Policy. The back cover page to this Prospectus describes how you can obtain a copy of the SAI.

Communication with AGL

     When we refer to "you," we mean the person who is authorized to take any action with respect to a Policy. Generally, this is the owner named in the Policy. Where a Policy has more than one owner, each owner generally must join in any requested action, except for transfers and changes in the allocation of future premiums or changes among the investment options.

     Administrative Center. The Administrative Center provides service to all Policy owners. For applicants, your AGL representative will tell you if you should use an address other than the Administrative Center address. All premium payments, requests, directions and other communications should be directed to the appropriate location. See AGL's addresses under "Contact Information" on page 4.

     General. You should mail or express premium payments and loan repayments directly to the appropriate address shown on your billing statement. If you do not receive a billing statement, send your premium directly to the address for premium payments shown under "Contact Information" on page 4.

     You must make the following requests in writing (unless you are permitted to make the requests by telephone. See "Telephone transactions" on page 19.)

               .    transfer of accumulation value;
               .    loan;
               .    full surrender;
               .    partial surrender;
               .    change of beneficiary or contingent beneficiary;
               .    change of allocation percentages for premium payments;
               .    change of allocation percentages for Policy deductions;
               .    loan repayments or loan interest payments;
               .    change of death benefit option or manner of death benefit
                    payment;
               .    change in specified amount;
               .    addition or cancellation of, or other action with respect
                    to, election of a payment option for Policy proceeds;
               .    tax withholding elections; and
               .    telephone transaction privileges.

     You should mail or express these requests to the Administrative Center address shown under "Contact Information" on page 4. You should also communicate notice of the insured person's death, and related documentation, to our Administrative Center address.

     We have special forms which should be used for loans, assignments, partial and full surrenders, changes of owner or beneficiary, and all other contractual changes. You will be asked to return your Policy when you request a full surrender. You may obtain these forms from our Administrative Center or from your AGL representative. Each communication must include your name, Policy number and, if you are not the insured person, that person's name. We cannot process any requested action that does not include all required information.

     Telephone transactions. If you have a completed telephone authorization form on file with us, you may make transfers, or change the allocation of future premium payments or deduction of charges, by telephone, subject to the terms of the form. We will honor telephone instructions from any person who provides the correct information, so there is a risk of possible loss to you if unauthorized persons use this service in your name. Our current procedure is that only the owner or your AGL representative may make a transfer request by phone. We are not liable for any acts or omissions based upon instructions that we reasonably believe to be genuine. Our procedures include verification of the Policy number, the identity of the caller, both the insured person's and owner's names, and a form of personal identification from the caller. We will mail you a prompt written confirmation of the transaction. If (a) many people seek to make telephone requests at or about the same time, or (b) our recording equipment malfunctions, it may be impossible for you to make a telephone request at the time you wish. You should submit a written request if you cannot make a telephone transfer. Also, if, due to malfunction or other circumstances, your telephone request is incomplete or not fully comprehensible, we will not process the transaction. The phone number for telephone requests is 1-800-340-2765.

Variable Investment Options

     We divided the Separate Account into variable investment options, each of which invests in shares of a corresponding Fund. Except as noted below, you may invest premium payments in variable investment options investing in the Funds listed in the following table. The name of each Fund describes its type (for example, money market fund, growth fund, equity fund, etc.), except for the Funds with a footnote 1 next to their name. For these Funds, whose name does not describe their type, we provide that information immediately following the table. Fund sub-advisers are shown in parenthesis.

---------------------------------------------------------------------------------------------------------------
                Variable Investment Options                    Investment Adviser (sub-adviser, if applicable)
---------------------------------------------------------------------------------------------------------------
AIM V.I. International Growth Fund - Series I shares           A I M Advisors, Inc.
---------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund - Series I shares                 A I M Advisors, Inc.
---------------------------------------------------------------------------------------------------------------
American Century VP Value Fund                                 American Century Investment Management, Inc.
---------------------------------------------------------------------------------------------------------------
Ayco Growth Fund/2/ (Not available for Policies issued         The Ayco Company, L.P.
after December 31, 2002)
---------------------------------------------------------------------------------------------------------------
Credit Suisse Small Cap Growth Portfolio                       Credit Suisse Asset Management, LLC
---------------------------------------------------------------------------------------------------------------
Dreyfus IP MidCap Stock Portfolio - Initial shares             The Dreyfus Corporation
---------------------------------------------------------------------------------------------------------------
Dreyfus VIF Quality Bond Portfolio - Initial shares            The Dreyfus Corporation
---------------------------------------------------------------------------------------------------------------
Dreyfus VIF Small Cap Portfolio - Initial shares/1/            The Dreyfus Corporation
---------------------------------------------------------------------------------------------------------------
Fidelity VIP Asset Manager/SM/ Portfolio - Service Class 2/1/  Fidelity Management & Research Company
                                                               (FMR Co., Inc.)
                                                               (Fidelity Management & Research (U.K.) Inc.)
                                                               (Fidelity Management & Research (Far East) Inc.)
                                                               (Fidelity Investments Money Management, Inc.)
                                                               (Fidelity Investments Japan Limited)
---------------------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund(R) Portfolio - Service Class 2/1/      Fidelity Management & Research Company
                                                               (FMR Co., Inc.)
                                                               (Fidelity Management & Research (U.K.) Inc.)
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                Variable Investment Options                    Investment Adviser (sub-adviser, if applicable)
---------------------------------------------------------------------------------------------------------------
                                                               (Fidelity Management & Research (Far East) Inc.)
                                                               (Fidelity Investments Japan Limited)
---------------------------------------------------------------------------------------------------------------
Fidelity VIP Equity-Income Portfolio - Service Class 2         Fidelity Management & Research Company
                                                               (FMR Co., Inc.)
---------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Portfolio - Service Class 2                Fidelity Management & Research Company
                                                               (FMR Co., Inc.)
---------------------------------------------------------------------------------------------------------------
Janus Aspen Mid Cap Growth Portfolio - Service Shares          Janus Capital
---------------------------------------------------------------------------------------------------------------
Janus Aspen International Growth Portfolio - Service Shares    Janus Capital
---------------------------------------------------------------------------------------------------------------
Janus Aspen Worldwide Growth Portfolio - Service Shares        Janus Capital
---------------------------------------------------------------------------------------------------------------
JPMorgan Small Company Portfolio                               J.P. Morgan Investment Management Inc.
---------------------------------------------------------------------------------------------------------------
MFS(R) Capital Opportunities Series                            Massachusetts Financial Services Company
-------------------------------------------------------------------------------------------------------------
MFS(R) Emerging Growth Series                                  Massachusetts Financial Services Company
-------------------------------------------------------------------------------------------------------------
MFS(R) New Discovery Series/1/                                 Massachusetts Financial Services Company
-------------------------------------------------------------------------------------------------------------
MFS(R) Research Series                                         Massachusetts Financial Services Company
---------------------------------------------------------------------------------------------------------------
Neuberger Berman AMT Mid-Cap Growth Portfolio                  Neuberger Berman Management Inc.
---------------------------------------------------------------------------------------------------------------
PIMCO VIT Real Return Portfolio - Administrative Class         Pacific Investment Management Company, LLC
---------------------------------------------------------------------------------------------------------------
PIMCO VIT Short-Term Portfolio - Administrative Class          Pacific Investment Management Company, LLC
---------------------------------------------------------------------------------------------------------------
PIMCO VIT Total Return Portfolio - Administrative Class        Pacific Investment Management Company, LLC
---------------------------------------------------------------------------------------------------------------
Putnam VT Diversified Income Fund - Class IB                   Putnam Investment Management, LLC
---------------------------------------------------------------------------------------------------------------
Putnam VT Growth and Income Fund - Class IB                    Putnam Investment Management, LLC
---------------------------------------------------------------------------------------------------------------
Putnam VT International Growth and Income Fund - Class IB      Putnam Investment Management, LLC
---------------------------------------------------------------------------------------------------------------
SAFECO RST Equity Portfolio/2/ (Not available for              SAFECO Asset Management Company
Policies issued after April 30, 2003)
---------------------------------------------------------------------------------------------------------------
SAFECO RST Growth Opportunities Portfolio/2/ (Not available    SAFECO Asset Management Company
for Policies issued after April 30, 2003)
---------------------------------------------------------------------------------------------------------------
UIF Equity Growth Portfolio - Class I                          Morgan Stanley Investment Management Inc. (d/b/a
                                                               Van Kampen)
---------------------------------------------------------------------------------------------------------------
UIF High Yield Portfolio - Class I                             Morgan Stanley Investment Management Inc. (d/b/a
                                                               Van Kampen)
---------------------------------------------------------------------------------------------------------------
VALIC Co. I International Equities Fund                        VALIC (AIG Global Investment Corp.)
---------------------------------------------------------------------------------------------------------------
VALIC Co. I Mid Cap Index Fund                                 VALIC (AIG Global Investment Corp.)
---------------------------------------------------------------------------------------------------------------
VALIC Co. I Money Market I Fund                                VALIC (AIG SunAmerica Asset Management Corp.)
---------------------------------------------------------------------------------------------------------------
VALIC Co. I Nasdaq-100(R) Index Fund                           VALIC (AIG Global Investment Corp.)
---------------------------------------------------------------------------------------------------------------
VALIC Co. I Science & Technology Fund                          VALIC (T. Rowe Price Associates, Inc.)
---------------------------------------------------------------------------------------------------------------
VALIC Co. I Small Cap Index Fund                               VALIC (AIG Global Investment Corp.)
---------------------------------------------------------------------------------------------------------------
VALIC Co. I Stock Index Fund                                   VALIC (AIG Global Investment Corp.)
---------------------------------------------------------------------------------------------------------------
Vanguard High Yield Bond Portfolio                             Wellington Management Company, LLP
---------------------------------------------------------------------------------------------------------------
Vanguard REIT Index Portfolio                                  The Vanguard Group
---------------------------------------------------------------------------------------------------------------
Van Kampen LIT Growth and Income Portfolio - Class I           Van Kampen Asset Management Inc.
---------------------------------------------------------------------------------------------------------------

     /1/ The Fund type for Fidelity VIP Asset Manager/SM/ Portfolio - Service Class 2 is high return.
          The Fund type for Fidelity VIP Contrafund(R) Portfolio - Service Class 2 is capital appreciation.
          The Fund type for MFS New Discovery Series is small cap growth.

     /2/ This investment option is not available to all Policy owners. See "Policy Benefits" on page 5.

     You can learn more about the Funds, their investment policies, risks, expenses and all other aspects of their operations by reading their Prospectuses, which accompany this Prospectus. You should carefully read the Funds' Prospectuses before you select any variable investment option. We do not guarantee that any Fund will achieve its objective. In addition, no single Fund or investment option, by itself, constitutes a balanced investment plan.

     We have entered into various services agreements with most of the advisers or administrators for the Funds. We receive payments for the administrative services we perform such as proxy mailing and tabulation, mailing of fund related information and responding to Policy owners' inquiries about the Funds. Currently, these payments range from 0.15% to 0.35% of the market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter. From time to time some of these arrangements may be renegotiated so that we receive a greater payment than previously paid depending on our determination that the expenses that we are incurring are greater than we anticipated. These payments do not result in any additional charges under the Policies that are not described under "Charges Under the Policy" on page 39.

     We have entered into a services agreement with PIMCO Variable Insurance Trust ("PIMCO VIT") under which we receive fees paid directly by PIMCO VIT for services we perform.

     We also receive what is referred to as "12b-1 fees" from some of the Funds themselves. These fees are designed to help pay for our direct and indirect distribution costs for the Policies. These fees are generally equal to 0.25% of the daily market value of the assets invested in the underlying Fund.

Voting Privileges

     We are the legal owner of the Funds' shares held in the Separate Account. However, you may be asked to instruct us how to vote the Fund shares held in the various Funds that are attributable to your Policy at meetings of shareholders of the Funds. The number of votes for which you may give directions will be determined as of the record date for the meeting. The number of votes that you may direct related to a particular Fund is equal to (a) your accumulation value invested in that Fund divided by (b) the net asset value of one share of that Fund. Fractional votes will be recognized.

     We will vote all shares of each Fund that we hold of record, including any shares we own on our own behalf, in the same proportions as those shares for which we have received instructions from owners participating in that Fund through the Separate Account.

     If you are asked to give us voting instructions, we will send you the proxy material and a form for providing such instructions. Should we determine that we are no longer required to send the owner such materials, we will vote the shares as we determine in our sole discretion.

     In certain cases, we may disregard instructions relating to changes in a Fund's investment manager or its investment policies. We will advise you if we do and explain the reasons in our next report to policy owners. AGL reserves the right to modify these procedures in any manner that the laws in effect from time to time allow.

Declared Fixed Interest Account

     We invest any accumulation value you have allocated to the declared fixed interest account as part of our general assets. We credit interest on that accumulation value at a rate which we declare from time to time. We guarantee that the interest will be credited at an effective annual rate of at least 4%. Although this interest increases the amount of any accumulation value that you have in the declared fixed interest account, such accumulation value will also be reduced by any charges that are allocated to this option under the procedures described under "Allocation of charges" on page 42. The "daily charge" described on page 40 and the fees and expenses of the Funds discussed on page 14 do not apply to the declared fixed interest account.

     Our general account. Our general account assets are all of our assets that we do not hold in legally segregated separate accounts. Our general account supports our obligations to you under your Policy's declared fixed interest account. Because of applicable exemptions, no interest in this option has been registered under the Securities Act of 1933, as amended. Neither our general account or our declared fixed interest account is an investment company under the Investment Company Act of 1940. We have been advised that the staff of the SEC has not reviewed the disclosures that are included in this prospectus for your information about our general account or our declared fixed interest account. Those disclosures, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     How we declare interest. Except for amounts held as collateral for loans, we can at any time change the rate of interest we are paying on any accumulation value allocated to our declared fixed interest account, but it will always be at an effective annual rate of at least 4%.

     Under these procedures, it is likely that at any time different interest rates will apply to different portions of your accumulation value, depending on when each portion was allocated to our declared fixed interest account. Any charges, partial surrenders, or loans that we take from any accumulation value that you have in our declared fixed interest account will be taken from each portion in reverse chronological order based on the date that accumulation value was allocated to this option.

Illustrations

     We may provide illustrations for death benefit, accumulation value, and cash surrender value based on hypothetical rates of return that are not guaranteed. Hypothetical illustrations also assume costs of insurance for a hypothetical person. These illustrations are illustrative only and should not be considered a representation of past or future performance. Your actual rates of return and actual charges may be higher or lower than these illustrations. The actual return on your accumulation value will depend on factors such as the amounts you allocate to particular investment options, the amounts deducted for the Policy's fees and charges, the variable investment options' fees and charges, and your Policy loan and partial surrender history.

     Before you purchase the Policy, we will provide you with what we refer to as a personalized illustration. A personalized illustration shows future benefits under the Policy based upon (1) the proposed insured person's age and premium class and (2) your selections of death benefit option, specified amount, planned periodic premiums, riders, and proposed investment options.

     After you purchase the Policy and upon your request, we will provide a similar personalized illustration that takes into account your Policy's actual values and features as of the date the illustration is prepared. We reserve the right to charge a $25 fee for personalized illustrations prepared after the Policy is issued if you request us to do so more than once each year.

                                 POLICY FEATURES

Death Benefits

     Your specified amount of insurance. In your application to buy a Corporate America Policy, you tell us how much life insurance coverage you want. We call this the "specified amount" of insurance.

     Investment performance affects the amount of your Policy's accumulation value. We deduct all charges from your accumulation value. The amount of the monthly charges may differ from month to month. However, as long as all applicable charges are paid timely each month, the specified amount of insurance payable under your Policy is unaffected by investment performance-(See "Monthly insurance charge" on page 40.)

     Your death benefit. You must choose one of the two options at the time we issue your Policy. The death benefit we will pay is reduced by any outstanding Policy loans and increased by any unearned loan interest we may have already charged. Depending on the Option you choose, the death benefit we will pay is:

     . Option 1--The specified amount on the date of the insured person's death.

     . Option 2--The sum of (a) the specified amount on the date of the insured person's death and (b) the Policy's accumulation value as of the date of notification of death.

     See "Partial surrender" on page 33 for more information about the effect of partial surrenders on the amount of the death benefit.

     Under Option 2, your death benefit will tend to be higher than under Option
1. However, the monthly insurance charge we deduct will also be higher to compensate us for our additional risk. Because of this, your accumulation value for the same amount of premium will tend to be higher under Option 1 than under Option 2.

     Any premiums we receive after notification of the insured person's death will be returned and not included in your accumulation value.

     Required minimum death benefit. We may be required under federal tax law to pay a larger death benefit than what would be paid under your chosen death benefit Option. We refer to this larger benefit as the "required minimum death benefit" as explained below.

     Federal tax law requires a minimum death benefit (the required minimum death benefit) in relation to the accumulation value in order for a Policy to qualify as life insurance. We will automatically increase the death benefit of a Policy if necessary to ensure that the Policy will continue to qualify as life insurance. One of two tests under current federal tax law can be used: the "guideline premium test" or the "cash value accumulation test." You must elect one of these tests when you apply for a Policy. After we issue your Policy, the choice may not be changed.

     If you choose the guideline premium test, total premium payments paid in a Policy year may not exceed the guideline premium payment limitations for life insurance set forth under federal tax law. If you choose the cash value accumulation test, there are no limits on the amount of premium you can pay in a Policy year, so long as the death benefit is large enough compared to the accumulation value to meet the test requirements.

     The other major difference between the two tax tests involves the Policy's required minimum death benefit. The required minimum death benefit is calculated as shown in the tables that follow.

     If you selected death benefit Option 1 or Option 2 at any time when the required minimum death benefit is more than the death benefit payable under the Option you selected, the death benefit payable would be the required minimum death benefit.

     Under federal tax law rules, if you selected death benefit Option 1 and elected the cash value accumulation test, rather than the guideline premium test, the payment of additional premiums may cause your accumulation value to increase to a level where the required minimum death benefit becomes applicable. Therefore, choosing the cash value accumulation test may make it more likely that the required minimum death benefit will apply if you select death benefit Option 1.

     If you anticipate that your Policy may have a substantial accumulation value in relation to its death benefit, you should be aware that the cash value accumulation test may cause your Policy's death benefit to be higher than if you had chosen the guideline premium test. To the extent that the cash value accumulation test does result in a higher death benefit, the cost of insurance charges deducted from your Policy will also tend to be higher. (This compensates us for the additional risk that we might have to pay the higher required minimum death benefit.)

     If you have selected the cash value accumulation test, we calculate the required minimum death benefit by multiplying your Policy's accumulation value by a required minimum death benefit percentage that will be set forth on page 25 of your Policy. The required minimum death benefit percentage varies based on the age and sex of the insured person. Below is an example of applicable required minimum death benefit prercentages for the cash value accumulation test. The example is for a male.

--------------------------------------------------------------------------------
                       APPLICABLE PERCENTAGES UNDER
                       ----------------------------
                       CASH VALUE ACCUMULATION TEST
                       ----------------------------
                               (for a male)

Insured
Person's Age       40    45    50    55    60    65    70    75    99

%                 344%  294%  252%  218%  191%  169%  152%  138%  104%
--------------------------------------------------------------------------------

     If you selected the guideline premium test, we calculate the required minimum death benefit by multiplying your Policy's accumulation value by an applicable required minimum death benefit percentage. The applicable required minimum death benefit percentage is 250% when the insured person's age is 40 or less, and decreases each year thereafter to 100% when the insured person's age is 95 or older.

     The applicable required minimum death benefit percentages under the guideline premium test for certain ages between 40 to 95 are set forth in the following table.

--------------------------------------------------------------------------------
                       APPLICABLE PERCENTAGES UNDER
                       ----------------------------
                          GUIDELINE PREMIUM TEST
                          ----------------------

Insured
Person's Age*      40    45    50    55    60    65    70    75   95+

%                 250%  215%  185%  150%  130%  120%  115%  105%  100%

----------
*Age nearest birthday at the beginning of the Policy year in which the insured person dies.
--------------------------------------------------------------------------------

     Your Policy calls the multipliers used for each test the "Cash Value Corridor" rate.

Premium Payments

     Premium payments. We call the payments you make "premiums" or "premium payments." The amount we require as your initial premium varies depending on the specifics of your Policy and the insured person. We can refuse to accept a subsequent premium payment that is less than $300. If mandated under applicable law, we may be required to reject a premium payment. Otherwise, with a few exceptions mentioned below, you can make premium payments at any time and in any amount. Premium payments we receive after your free look period, as discussed on page 26, will be allocated upon receipt to the available investment options you have chosen.

     Limits on premium payments. Federal tax law may limit the amount of premium payments you can make (relative to the amount of your Policy's insurance coverage) and may impose penalties on amounts you take out of your Policy if you do not observe certain additional requirements. These tax law requirements and a discussion of modified endowment contracts are summarized further under "Federal Tax Considerations" beginning on page 44. We will monitor your premium payments, however, to be sure that you do not exceed permitted amounts or inadvertently incur any tax penalties. The tax law limits can vary as a result of changes you make to your Policy. For example, a reduction in the specified amount of your Policy can reduce the amount of premiums you can pay.

     Also, in certain limited circumstances, additional premiums may cause the death benefit to increase by more than they increase your accumulation value. In such case, we may refuse to accept an additional premium if the insured person does not provide us with satisfactory evidence that our requirements for issuing insurance are still met. This increase in death benefit is on the same terms (including additional charges) as any other specified amount increase you request (as described under "Increase in coverage" on page 28.)

     Checks. You may pay premiums by check drawn on a U.S. bank in U.S. dollars and made payable to "American General Life Insurance Company," or "AGL." Premiums after the initial premium should be sent directly to the appropriate address shown on your billing statement. If you do not receive a billing statement, send your premium directly to the address for premium payments shown on page 4 of this prospectus. We also accept premium payments by bank draft, wire or by exchange from another insurance company. Premium payments from salary deduction plans may be made only if we agree. You may obtain further information about how to make premium payments by any of these methods from your AGL representative or from our Administrative Center.

     Planned periodic premiums. Page 3 of your Policy will specify a "Planned Periodic Premium." This is the amount that you (within limits) choose to pay. Our current practice is to bill quarterly, semi-annually or annually. However, payment of these or any other specific amounts of premiums is not mandatory. After payment of your initial premium, you need only invest enough to ensure that your Policy's cash surrender value stays above zero ("Cash surrender value" is explained under "Full surrender" on page 33.) The less you invest, the more likely it is that your Policy's cash surrender value could fall to zero, as a result of the deductions we periodically make from your accumulation value.

     Free look period. If for any reason you are not satisfied with your Policy, you may return it to us and we will refund you the greater of (i) any premium payments received by us or (ii) your accumulation value plus any charges that have been deducted. To exercise your right to return your Policy, you must mail it directly to the Administrative Center address shown on page 4 or return it to the AGL representative through whom you purchased the Policy within 10 days after you receive it. In a few states, this period may be longer. Because you have this right, we will invest your initial net premium payment in the money market investment option from the date your investment performance begins until the first business day that is at least 15 days later. Then we will automatically allocate your investment among the available investment options in the ratios you have chosen. Any additional premium we receive during the 15-day period will also be invested in the money market investment option and allocated to the investment options at the same time as your initial net premium.

Changing Your Investment Option Allocations

     Future premium payments. You may at any time change the investment options in which future premiums you pay will be invested. Your allocation must, however, be in whole percentages that total 100%.

     Transfers of existing accumulation value. You may also transfer your existing accumulation value from one investment option under the Policy to another. The first 12 transfers in a year are free of charge. We may charge you $25 for each additional transfer. We do not currently assess this charge but reserve the right to do so in the future. You may make transfers from the variable investment options at any time. You may make transfers from the declared fixed interest account only during the 60-day period following each Policy anniversary. The total amount that you can transfer each year from the declared fixed interest account is limited to the greater of:

     . 25% of the unloaned accumulation value you have in the declared fixed interest account as of the Policy anniversary; or

     . the total amount you transferred or surrendered from the declared fixed interest account during the previous Policy year.

     Unless you are transferring the entire amount you have in an investment option, including the declared fixed interest account, each transfer must be at least $500. See "Additional Rights That We Have" on page 38.

     Dollar cost averaging. Dollar cost averaging is an investment strategy designed to reduce the risks that result from market fluctuations. The strategy spreads the allocation of your accumulation value among your chosen variable investment options over a period of time. This allows you to reduce the risk of investing most of your funds at a time when prices are high. The success of this strategy depends on market trends and is not guaranteed. You should carefully consider your financial ability to continue the program over a long enough period of time to allocate accumulation value to the variable investment options when their value is low as well as when it is high.

     Under dollar cost averaging, we automatically make transfers of your accumulation value from the money market investment option to one or more of the other variable investment options that you choose. You tell us what day of the month you want these transfers to be made (other than the 29th, 30th or 31st of a month) and whether the transfers on that day should occur monthly, quarterly, semi-annually or annually. We make the transfers at the end of the valuation period containing the day of the month you select. (The term "valuation period" is described on page 29.) You must have at least $5,000 of accumulation value to start dollar cost averaging and each transfer under the program must be at least $100. Dollar cost averaging ceases upon your request, or if your accumulation value in the money market investment option becomes exhausted. You cannot use dollar cost averaging at the same time you are using automatic rebalancing. Dollar cost averaging transfers do not count against the 12 free transfers that you are permitted to make each year. We do not charge you for using this service.

     Automatic rebalancing. This feature automatically rebalances the proportion of your accumulation value in each variable investment option under your Policy to correspond to your then current premium allocation designation. Automatic rebalancing does not guarantee gains, nor does it assure that you will not have losses. You tell us whether you want us to do the rebalancing quarterly, semi-annually or annually. Automatic rebalancing will occur as of the end of the valuation period that contains the date of the month your Policy was issued. For example, if your Policy is dated January 17, and you have requested automatic rebalancing on a quarterly basis, automatic rebalancing will start on April 17, and will occur quarterly thereafter. You must have a total accumulation value of at least $5,000 to begin automatic rebalancing. Rebalancing ends upon your request. You cannot use automatic rebalancing at the same time you are using dollar cost averaging. Automatic rebalancing transfers do not count against the 12 free transfers that you are permitted to make each year. We do not charge you for using this service.

     Market Timing. The Policies are not designed for professional market timing organizations or other entities using programmed and frequent transfers involving large amounts. We monitor the Policies to determine if:

     . An exchange out of an investment option occurs within two calendar weeks of an earlier exchange into that same investment option; or

     . Exchanges into or out of the same investment option occur more than twice in any one calendar quarter.

     If either of the above transactions occurs, we will suspend such Policy owner's telephone, same day or overnight delivery transfer privileges (including website, e-mail and facsimile communications) with three business days' prior notice to prevent market timing efforts that could be harmful to other Policy owners or beneficiaries. Such notice of suspension will take the form of either a letter mailed to your last known address, or a phone call from our Administrative Center to inform you that effective immediately, your telephone, same day or overnight delivery transfer privileges have been suspended. The Policy suspension will last for no more than six months. Transfers under dollar cost averaging, automatic rebalancing or any other automatic transfer arrangements to which we have agreed are not affected by these procedures.

     The procedures above will be followed in all circumstances and we will treat all Policy owners the same.

Changing the Specified Amount of Insurance

     Increase in coverage. At any time while the insured person is living, you may request an increase in the specified amount of coverage under your Policy. You must, however, provide us with satisfactory evidence that the insured person continues to meet our requirements for issuing insurance coverage.

     We treat an increase in specified amount in many respects as if it were the issuance of a new Policy. For example, the monthly insurance charge for the increase will be based on the age and risk class of the insured person at the time of the increase. These charges are the same as they would be if we were instead issuing the same amount of additional coverage as a new Corporate America Policy.

     Decrease in coverage. After the first Policy year, you may request a reduction in the specified amount of coverage, but not below certain minimums. If the insured is younger than 65, the death benefit may be reduced to no less than $50,000, otherwise the minimum is $25,000 (or, if greater, the minimum amount the tax law requires).

Changing Death Benefit Options

     Change of death benefit option. You may at any time before the death of the insured person request us to change your choice from death benefit Option 1 to Option 2 or vice-versa:

     . If you change from Option 1 to Option 2, we automatically reduce your Policy's specified amount of insurance by the amount of your Policy's accumulation value (but not below zero) at the time of the change. The change will go into effect on the monthly deduction day following the date we receive your request for change.

     . If you change from Option 2 to Option 1, then as of the date of the change we automatically increase your Policy's specified amount by the amount of your Policy's accumulation value.

     Tax consequences of changes in insurance coverage. Please read "Tax Effects" starting on page 45 of this prospectus to learn about possible adverse tax consequences of changing your insurance coverage under your Policy.

Effective Date of Policy and Related Transactions

     Valuation dates, times, and periods. We compute values under a Policy on each day that the New York Stock Exchange ("NYSE") is open for business. We call each such day a "valuation date" or a "business day."

     We compute policy values as of the time the NYSE closes on each valuation date, which usually is 3:00 p.m. Central time. We call this our "close of business." We call the time from the close of business on one valuation date to the close of business of the next valuation date a "valuation period." We are closed only on those holidays the NYSE is closed.

     Each Fund produces a price per Fund share following each close of the NYSE and provides that price to us. We then determine the Fund value at which you may invest in the particular investment option, which reflects the change in value of each Fund reduced by the daily charge and any other charges that are applicable to your Policy.

     Date of receipt. Generally we consider that we have received a premium payment or another communication from you on the day we actually receive it in full and proper order at any of the addresses shown on page 4 of this prospectus. If we receive it after the close of business on any valuation date, however, we consider that we have received it on the day following that valuation date. Any premium payments we receive after our close of business are held in our general account until the next business day.

     Commencement of insurance coverage. After you apply for a Policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a Policy to you and, if so, what the insured person's premium class should be. We will not pay a death benefit under a Policy unless (a) it has been delivered to and accepted by the owner and at least the initial premium has been paid, and (b) at the time of such delivery and payment, there have been no adverse developments in the insured person's health or risk of death.

     Date of issue; Policy months and years. We prepare the Policy only after we approve an application for a Policy and assign the appropriate insurance rate class. The day we begin to deduct charges will appear on page 3 of your Policy and is called the "Date of Issue." Policy months and years are measured from the date of issue. To preserve a younger age at issue for the insured person, we may assign a date of issue to a Policy that is up to 6 months earlier than otherwise would apply.

     Monthly deduction days. Each charge that we deduct monthly is assessed against your accumulation value at the close of business on the date of issue and at the end of each subsequent valuation period that includes the first day of a Policy month. We call these "monthly deduction days."

     Commencement of investment performance. We begin to credit an investment return to the accumulation value resulting from your initial premium payment on the later of (a) the date of issue, or (b) the date all requirements needed to place the Policy in force have been satisfied, including underwriting approval and receipt in the Home Office of the necessary premium. In the case of a back-dated Policy, we do not credit an investment return to the accumulation value resulting from your initial premium payment until the date stated in (b) above.

     Effective date of other premium payments and requests that you make. Premium payments (after the first) and transactions made in response to your requests and elections are generally effected at the end of the valuation period in which we receive the payment, request or election and based on prices and values computed as of that same time. Exceptions to this general rule are as follows:

     . Increases or decreases you request in the specified amount of insurance, reinstatements of a Policy that has lapsed, and changes in death benefit option take effect on the Policy's monthly deduction day on or next following our approval of the transaction;

     . In most states, we may return premium payments, make a partial surrender or reduce the death benefit if we determine that such premiums would cause your Policy to become a modified endowment contract or to cease to qualify as life insurance under federal income tax law or exceed the maximum net amount at risk;

     . If you exercise the right to return your Policy described under "Free look period," on page 26 of this prospectus, your coverage will end when you deliver it to your AGL representative, or if you mailed it to us, the day it is postmarked; and

     . If you pay a premium at the same time that you make a Policy request which requires our approval, your payment will be applied when received rather than following the effective date of the requested change, but only if your Policy is in force and the amount paid will not cause you to exceed premium limitations under the Internal Revenue Code of 1986, as amended (the "Code"). If we do not approve your Policy request, your premium payment will still be accepted in full or in part (we will return to you the portion of your premium payment that would be in violation of the maximum premium limitations under the Code). We will not apply this procedure to premiums you pay in connection with reinstatement requests.

Reports to Policy Owners

     Shortly after the end of each Policy year, we will mail you a report that includes information about your Policy's current death benefit, accumulation value, cash surrender value and policy loans. We will send you notices to confirm premium payments, transfers and certain other Policy transactions. We will mail to you at your last known address of record, these and any other reports and communications required by law. You should give us prompt written notice of any address change.

                            ADDITIONAL BENEFIT RIDERS

Riders

     You can request that your Policy include the additional rider benefits described below. For most of the riders that you choose, a charge, which will be shown on page 3 of your Policy, will be deducted from your accumulation value on each monthly deduction date. Eligibility for and changes in these benefits are subject to our rules and procedures as in effect from time to time. Not all riders are available in all states. More details are included in the form of each rider, which we suggest that you review if you choose any of these benefits.

     . Flexible Term Rider. This rider provides a death benefit coverage in addition to the base policy death benefit. The cost of insurance rates are the same as for the base policy. Use of this rider to provide a portion of the total death benefit reduces the target premium, as a percentage of total premium, and also reduces the total policy charges and increases the accumulation value and cash surrender value. You can select this rider at any time before the maturity date.

     . Interim Term Rider. This rider provides temporary coverage during the period prior to issuance of the Policy.

     . Return of Premium Rider. This rider provides increases in the death benefit equal to the sum of all premiums paid for the policy, including premiums for all riders except for the Interim Term Rider, less:

     . the total amount of all partial withdrawals from the policy's cash surrender value; and

     . the amount of any policy loan, reduced by unearned loan interest, if any.

          Death Benefit Option 2 may not be selected with the Return of Premium Rider. You can purchase this rider only at the time we issue your Policy.

     . Maturity Extension Rider. This rider permits you to extend the Policy's maturity date beyond what it otherwise would be.

          The death benefit after the original maturity date will be equal to the accumulation value on the date of death. All accumulation value that is in the Separate Account can remain there.

          No additional premium payments, new loans, monthly insurance charge, or changes in specified amount will be allowed after the original maturity date. Any outstanding loans still must be paid or any unpaid loan will be deducted from the proceeds we pay following notification of the insured's death. There is a flat monthly charge of no more than $10 each month after the original maturity date. You can select this rider at any time before the maturity date. In Illinois, you may elect this rider only after we issue your Policy and prior to the original maturity date. After this rider is elected, it may not be revoked.

          Extension of the maturity date beyond the insured persons's age 100 may result in the current taxation of increases in your Policy accumulation value as a result of interest or investment experience after that time. You should consult a qualified tax advisers before making such an extension.

Tax Consequences of Additional Rider Benefits

     Adding or deleting riders, or increasing or decreasing coverage under existing riders can have tax consequences. See "Tax Effects" starting on page
45. You should consult a qualified tax adviser.

                               POLICY TRANSACTIONS

     The transactions we describe below may have different effects on the accumulation value, death benefit, Specified Amount or cost of insurance. You should consider the net effects before requesting a Policy transaction. See "Policy Features" on page 23. Certain transactions also entail charges. For information regarding other charges, see "Charges Under the Policy" on page 39.

Telephone Transactions

     See page 19 for information regarding telephone transactions.

Withdrawing Policy Investments

     Full surrender. You may at any time surrender your Policy in full. If you do, we will pay you the accumulation value, less any Policy loans, plus any unearned loan interest. We call this amount your "cash surrender value." During the first Policy year, the cash surrender value will be equal to the accumulation value, less any Policy loans, plus 40% of the deductions from each premium payment made during the first Policy year. During the second Policy year, the cash surrender value will be equal to the accumulation value, less any Policy loans, plus 20% of the deductions from each premium payment made during the first Policy year.

     Partial surrender. You may, at any time after the first Policy year, make a partial surrender of your Policy's cash surrender value. A partial surrender must be at least $500. If the Option 1 death benefit is then in effect, we will also automatically reduce your Policy's specified amount of insurance by the amount of your withdrawal and any related charges. We will not permit a partial surrender if it would cause your Policy to fail to qualify as life insurance under the tax laws. The specified amount remaining after a partial surrender will not be less than the minimum amount allowed.

     You may apply for a partial surrender without reducing your Policy's specified amount of insurance if you meet certain requirements established by us, including satisfactory evidence of insurability.

     You may choose the investment option or options from which money that you withdraw will be taken. Otherwise, we will allocate the partial surrender in the same proportions as then apply for deducting monthly charges under your Policy or, if that is not possible, in proportion to the amount of accumulation value you then have in each investment option.

     There is a maximum partial surrender processing fee equal to the lesser of 2% of the amount withdrawn or $25 for each partial surrender you make. This charge currently is $10.

     Exchange of Policy in certain states. Certain states require that a policy owner be given the right to exchange the Policy for a fixed benefit life insurance policy, within either 18 or 24 months from the date of issue. This right is subject to various conditions imposed by the states and us. In such states, this right has been more fully described in your Policy or related endorsements to comply with the applicable state requirements.

     Policy loans. You may at any time borrow from us an amount up to your policy's cash surrender value less our estimate of three month's charges and less the interest that will be payable on your loan and on any existing policy loans through your next Policy anniversary. The minimum amount you can borrow is $500 or, if less, your Policy's cash surrender value less the loan interest payable through your next Policy anniversary. These rules are not applicable in all states.

     We remove from your investment options an amount equal to your loan and hold that amount as collateral for the loan. We will credit your Policy with interest on this collateral amount at a guaranteed effective annual rate of at least 4% (rather than any amount you could otherwise earn in one of our investment options). We charge you interest on your loan at an effective annual rate of 4.75% for the first seven years and 4.25% thereafter and payable in arrears. Any amount not paid by its due date will automatically be added to the loan balance as an additional loan.

     When a loan is made, we will cancel units from each applicable division of the Separate Account and reduce the unloaned portion of the general account in the ratio that the loan bears to the unloaned Accumulation Value of your Policy, unless you specify otherwise in writing. The amount being borrowed from the Separate Account will be transferred to the general account.

     You may repay all or part of your loan at any time before the death of the insured while your Policy is in force. Each repayment must be at least $100 or the entire loan balance, if less. You must designate any loan repayment as such. Otherwise, we will treat it as a premium payment instead. Repayment of a loan will be allocated to the general account. You may tell us how to allocate repayments in excess of any loaned amount. If you do not tell us, any amount in excess of the loaned amount will be transferred from the general account to the divisions in the same ratio currently in effect for the allocation of net premiums. Any unpaid loan and loan interest will be deducted from the proceeds we pay following notification of the insured's death.

     Maturity of your Policy. If the insured person is living on the "Maturity Date" shown on page 3 of your Policy, we will pay you the cash surrender value of the Policy, and the Policy will end. The maturity date can be no later than the Policy anniversary nearest the insured person's 100th birthday, unless you have elected the Maturity Extension Rider. See "Additional Benefit Riders - Riders - Maturity Extension Rider," on page 32.

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

     Extension of the maturity date beyond the insured person's age 100 may result in current taxation of increases in your Policy's accumulation value as a result of interest or investment experience after that time. You should consult a qualified tax adviser before making such an extension.

     Tax considerations. Please refer to "Federal Tax Considerations" on page 44 for information about the possible adverse tax consequences to you when you receive any loan, surrender or other funds from your Policy. A Policy loan may cause the Policy to lapse which will result in adverse tax consequences.

                                 POLICY PAYMENTS

Payment Options

     The beneficiary will receive the full death benefit proceeds from the Policy as a single sum, unless the beneficiary elects another method of payment within 60 days of the date of notification of the insured person's death. Likewise, the Policy owner will receive the full proceeds that become payable upon full surrender or the maturity date, unless the Policy owner elects another method of payment within 60 days of full surrender or the maturity date.

     The payee can elect that all or part of such proceeds be applied to one or more of the following payment options. If the payee dies before all guaranteed payments are paid, the payee's heirs or estate will be paid the remaining payments.

     The payee can elect that all or part of such proceeds be applied to one or more of the following payment options:

     .    Option 1--Equal monthly payments for a specified period of time.

     . Option 2--Equal monthly payments of a selected amount until all amounts are paid out.

     . Option 3--Equal monthly payments for the payee's life, but with payments guaranteed for a specified number of years. These payments are based on annuity rates that are set forth in the Policy or, at the payee's request, the annuity rates that we then are using.

     . Option 4--Proceeds left to accumulate at an interest rate of 3% compounded annually for any period up to 30 years. At the payee's request we will make payments to the payee monthly, quarterly, semiannually, or annually. The payee can also request a partial withdrawal of any amount of $500 or more.

     Additional payment options may also be available with our consent. We have the right to reject any payment option if the payee is a corporation or other entity. You can read more about each of these options in the Policy and in the separate form of payment Policy that we issue when any such option takes effect.

     Interest rates that we credit under each option will be at least 3%.

     Change of payment option. The payee may give us written instructions to change any payment option the payee has elected at any time while the Policy is in force and before the start date of the payment option.

     Tax impact. If a payment option is chosen, the Policy owner or the beneficiary may have tax consequences. The Policy owner or the beneficiary should consult with a qualified tax adviser before deciding whether to elect one or more payment options.

The Beneficiary

     You name your beneficiary when you apply for a Policy. The beneficiary is entitled to the insurance benefits of the Policy. You may change the beneficiary during the lifetime of the insured person unless your previous designation of beneficiary provides otherwise. In this case the previous beneficiary must give us permission to change the beneficiary and then we will accept your instructions. We also require the consent of any irrevocably named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we may make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

Assignment of a Policy

     You may assign (transfer) your rights in a Policy to someone else as collateral for a loan or for some other reason. We will not be bound by an assignment unless it is received in writing. You must provide us with two copies of the assignment. We are not responsible for any payment we make or any action we take before we receive a complete notice of the assignment in good order. We are also not responsible for the validity of the assignment. An absolute assignment is a change of ownership. Because there may be unfavorable tax consequences, including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary, you should consult a qualified tax adviser before making an assignment.

Payment of Proceeds

     General. We will pay any death benefit, maturity benefit, cash surrender value or loan proceeds within seven days after we receive the last required form or request (and any other documents that may be required for payment of a death benefit). If we do not have information about the desired manner of payment within 60 days after the date we receive notification of the insured person's death, we will pay the proceeds as a single sum, normally within seven days thereafter.

     Delay for check clearance. We reserve the right to defer payment of that portion of your accumulation value that is attributable to a payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

     Delay of Separate Account VL-R proceeds. We reserve the right to defer computation of values and payment of any death benefit, loan or other distribution that comes from that portion of your accumulation value that is allocated to Separate Account VL-R, if:

     .    the NYSE is closed (other than weekend and holiday closings);

     .    trading on the NYSE is restricted;

     . an emergency exists (as determined by the SEC or other appropriate regulatory authority) such that disposal of securities or determination of the accumulation value is not reasonably practicable; or

     .    the SEC by order so permits for the protection of investors.

     Transfers and allocations of accumulation value among the investment options may also be postponed under these circumstances. If we need to defer calculation of Separate Account VL-R values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

     Delay to challenge coverage. We may challenge the validity of your insurance Policy based on any material misstatements in your application or any application for a change in coverage. However,

     . We cannot challenge the Policy after it has been in effect, during the insured person's lifetime, for two years from the date the Policy was issued or restored after termination. (Some states may require that we measure this time in another way. Some states may also require that we calculate the amount we are required to pay in another way.)

     . We cannot challenge any Policy change that requires evidence of insurability (such as an increase in specified amount) after the change has been in effect for two years during the insured person's lifetime.

     Delay required under applicable law. We may be required under applicable law to block a request for transfer or payment, including a Policy loan request, under a Policy until we receive instructions from the appropriate regulator.

Adjustments to Death Benefit

     Suicide. If the insured commits suicide during the first two Policy years, we will limit the proceeds payable to the total of all premiums that have been paid to the time of death minus any outstanding Policy loans (plus credit for any unearned interest) and any partial surrenders. A new two year period begins if you increase the specified amount. You can increase the specified amount only if the insured is living at the time of the increase. In this case, if the insured commits suicide during the first two years following the increase, we will refund the monthly insurance deductions attributable to the increase. The death benefit will then be based on the specified amount in effect before the increase. Some states require that we compute differently these periods for non-contestability following a suicide.

     Wrong age or gender. If the age or gender of the insured person was misstated on your application for a Policy (or for any increase in benefits), we will adjust any death benefit to be what the monthly insurance charge deducted for the current month would have purchased based on the correct information.

     Death during grace period. We will deduct from the insurance proceeds any monthly charges that remain unpaid because the insured person died during a grace period.

                         ADDITIONAL RIGHTS THAT WE HAVE

     We have the right at any time to:

     . transfer the entire balance in an investment option in accordance with any transfer request you make that would reduce your accumulation value for that option to below $500;

     . transfer the entire balance in proportion to any other investment options you then are using, if the accumulation value in an investment option is below $500 for any other reason;

     . change interest rates and charges as long as we stay within the minimum and maximum charges permitted in your Policy;

     . replace the underlying Fund that any investment option uses with another Fund, subject to SEC and other required regulatory approvals;

     . add, delete or limit investment options, combine two or more investment options, or withdraw assets relating to the Policies from one investment option and put them into another, subject to SEC and other regulatory approvals;

     . operate Separate Account VL-R under the direction of a committee or discharge such a committee at any time;

     .    change our underwriting and premium class guidelines;

     . operate Separate Account VL-R, or one or more investment options, in any other form the law allows, including a form that allows us to make direct investments. Separate Account VL-R may be charged an advisory fee if its investments are made directly rather than through another investment company. In that case, we may make any legal investments we wish; or

     . make other changes in the Policy that in our judgment are necessary or appropriate to ensure that the Policy continues to qualify for tax treatment as life insurance, or that do not reduce any cash surrender value, death benefit, accumulation value, or other accrued rights or benefits.

     You will be notified as required by law if there are any material changes in the underlying investments of an investment option that you are using. We intend to comply with all applicable laws in making any changes and, if necessary, we will seek policy owner approval.

     We also have the right to make some variations in the terms and conditions of a Policy. Any variations will be made only in accordance with uniform rules that we establish. Here are the potential variations.

     Policies purchased through "internal rollovers". We maintain published rules that describe the procedures necessary to replace another life insurance policy we issued with a Policy. Not all types of other insurance we issue are eligible to be replaced with a Policy. Our published rules may be changed from time to time, but are evenly applied to all our customers.

     State law requirements. AGL is subject to the insurance laws and regulations in every jurisdiction in which the Policies are sold. As a result, various time periods and other terms and conditions described in this prospectus may vary depending on where you reside. These variations will be reflected in your Policy and related endorsements.

     Variations in expenses or risks. AGL may vary the charges and other terms within the limits of the Policy where special circumstances result in sales, administrative or other expenses, mortality risks or other risks that are different from those normally associated with the Policy.

     You will be notified as required by law if there are any material changes in the underlying investments of an investment option that you are using. We intend to comply with all applicable laws in making any changes and, if necessary, we will seek Policy owner approval and SEC and other regulatory approvals.

                            CHARGES UNDER THE POLICY

     Premium tax charge. Unless your Policy was issued in Oregon, we deduct from each premium a charge for the tax that is then applicable to us in your state or other jurisdiction. These taxes, if any, currently range in the United States from 0.75% to 3.5%. Please let us know if you move to another jurisdiction, so we can adjust this charge if required. You are not permitted to deduct the amount of these taxes on your income tax return. We use this charge to offset our obligation to pay premium tax on the Policies.

     Tax charge back. If you are a resident of Oregon at the time you purchase a Policy, there is no premium tax charge. Instead, we will deduct from each premium a tax charge back that is permissible under Oregon law. If you later move from Oregon to a state that has a premium tax, we will not charge you a premium tax. We deduct the tax charge back from each premium you pay, regardless of the state in which you reside at the time you pay the premium. The current tax charge back is 2% of each premium. We may change the tax charge back amount but any change will only apply to new Policies we issue. We use the charge partly to offset our obligation to pay premium taxes on the same Policy if you move to another state. We also use the charge to pay for the cost of additional administrative services we provide under these Policies.

     Premium expense charge. After we deduct premium tax (or a tax charge back if we issued your Policy in Oregon) from each premium payment, we currently deduct in policy year 1 through 7 is 9% up to the "target premium" and 5% on any premium amounts in excess of the target premium. The amount we deduct in year 8 and thereafter is 5% of all premium payments. The target premium is an amount of premium that is approximately equal to the seven-pay premium, which is the maximum amount of premium that may be paid without the Policy becoming a modified endowment contract. See "Tax Effects" starting on page 45. We receive this charge to cover costs associated with issuance of the Policy and administrative services.

     Daily charge (mortality and expense risk fee). We make a daily deduction at an effective annual rate of 0.65% of your accumulation value that is then being invested in any of the investment options for the costs associated with the mortality and expense risks we assume under the Policy. After a Policy has been in effect for 10 years, we will reduce the rate of the charge to a maximum of 0.40%, and after 20 years, we will further reduce the charge to a maximum of 0.15%. The daily deduction charges are the maximums we may charge; we may charge less, but we can never charge more.

     Flat monthly charge. We will deduct $7 per month from your accumulation value to cover administrative services we perform. Also, we have the right to raise this charge at any time to not more than $10 per month.

     Monthly insurance charge. Every month we will deduct from your accumulation value a charge based on the cost of insurance rates applicable to your Policy on the date of the deduction and our "amount at risk" on that date. Our amount at risk is the difference between (a) the death benefit that would be payable before reduction by policy loans if the insured person died on that date and (b) the then total accumulation value under the Policy. For an otherwise identical Policy, a greater amount at risk results in a higher monthly insurance charge. The current monthly insurance charge has been designed primarily to provide funds out of which we can make payments of death benefits under the Policy as insured persons die.

     For an otherwise identical Policy, a higher cost of insurance rate also results in a higher monthly insurance charge. Our cost of insurance rates are guaranteed not to exceed those that will be specified in your Policy.

     Keep in mind that investment performance of the investment options in which you have accumulation value will affect the total amount of your accumulation value. Therefore your monthly insurance charge can be greater or less, depending on investment performance.

     In general, our cost of insurance rates increase with the insured person's age. The longer you own your Policy, the higher the cost of insurance rate will be. Also, our cost of insurance rates will generally be lower if the insured person is a female than if a male.

     Similarly, our current cost of insurance rates are generally lower for non-smokers than smokers. Insured persons who present particular health, occupational or non-work related risks may be charged higher cost of insurance rates and other additional charges based on the specified amount of insurance coverage under their Policy.

     We may offer the Policy on a guaranteed issue basis to certain groups or classes based on our established guidelines, including face amount limitations. Our cost of insurance rates will generally be higher for a guaranteed issue Policy.

     Our cost of insurance rates also are generally higher under a Policy that has been in force for some period of time than they would be under an otherwise identical Policy purchased more recently on the same insured person.

     Monthly charges for additional benefit riders. We will deduct charges monthly from your accumulation value, if you select additional benefit riders. The charges for any rider you select will vary by Policy within a range based on either the personal characteristics of the insured person or the specific coverage you choose under the rider. The riders we offer are flexible term rider, interim term rider, return of premium rider and maturity extension rider. The riders are described beginning on page 32, under "Additional Benefit Riders." The specific charges for any riders you choose are shown on page 3 of your Policy. AGL receives these charges to pay for the benefits under the riders and to help offset the risks we assume.

     Partial surrender processing fee. We will charge a maximum fee equal to the lesser of 2% of the amount withdrawn or $25 for each partial surrender you make. This charge is currently $10. AGL receives this charge to help pay for the expense of making a partial surrender.

     Transfer fee. We will charge a $25 transfer fee for each transfer between investment options that exceeds 12 each Policy Year. We do not currently assess this charge but reserve the right to do so in the future. This charge will be deducted from the investment options in the same ratio as the requested transfer. AGL receives this charge to help pay for the expense of making the requested transfer.

     Illustrations. If you request illustrations more than once in any Policy year, we may charge $25 for the illustration. AGL receives this charge to help pay for the expenses of providing additional illustrations.

     Policy loans. We remove from your investment options an amount equal to your loan and hold that amount as collateral for the loan. We will credit your Policy with interest on this collateral amount at a guaranteed effective annual rate of 4% (rather than any amount you could otherwise earn in one of our investment options). We charge you interest on your loan at an effective annual rate of 4.75% for the first seven years and 4.25% thereafter and payable in arrears. Any amount not paid by its due date will automatically be added to the loan balance as an additional loan.

     Charge for taxes. We can adjust charges in the future on account of taxes we incur or reserves we set aside for taxes in connection with the Policies. This would reduce the investment experience of your accumulation value.

     For a further discussion regarding these charges we will deduct from your investment in a Policy, see "More About Policy Charges" on page 42.

     Allocation of charges. You may choose the investment options from which we deduct all monthly charges. If you do not have enough accumulation value in those investment options, we will deduct these charges in the same ratio the charges bear to the unloaned accumulation value you then have in each investment option.

More About Policy Charges

     Purpose of our charges. The charges under the Policy are designed to cover, in total, our direct and indirect costs of selling, administering and providing benefits under the Policy. They are also designed, in total, to compensate us for the risks we assume and services that we provide under the Policy. These include:

     . mortality risks (such as the risk that insured persons will, on average, die before we expect, thereby increasing the amount of claims we must pay);

     . sales risks (such as the risk that the number of Policies we sell and the premiums we receive net of withdrawals, are less than we expect, thereby depriving us of expected economies of scale);

     . regulatory risks (such as the risk that tax or other regulations may be changed in ways adverse to issuers of variable life insurance policies); and

     . expense risks (such as the risk that the costs of administrative services that the Policy requires us to provide will exceed what we currently project).

     The current monthly insurance charge has been designed primarily to provide funds out of which we can make payments of death benefits under the Policy as the insured person dies.

     General. If the charges that we collect from the Policies exceed our total costs in connection with the Policies, we will earn a profit. Otherwise we will incur a loss. The charges remain constant over the life of each Policy we issue; we reserve the right to increase the charges to the maximum amounts on Policies issued in the future.

     Although the paragraphs above describe the primary purposes for which charges under the Policies have been designed, these purposes are subject to considerable change over the life of a Policy. We can retain or use the revenues from any charge for any purpose.

     Change of tobacco use. If the person insured under your Policy is a tobacco user, you may apply to us for an improved risk class if the insured person meets our then applicable requirements for demonstrating that he or she has stopped tobacco use for a sufficient period.

     Gender neutral Policy. Our cost of insurance charge rates for a unisex policy will not be greater than the comparable male rates illustrated in this prospectus.

     Congress and the legislatures of various states have from time to time considered legislation that would require insurance rates to be the same for males and females of the same age, rating class and tobacco user status. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of life insurance policies in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of gender.

     Cost of insurance rates. Because of specified amount increases, different cost of insurance rates may apply to different increments of specified amount under your Policy. If so, we attribute your accumulation value first to the oldest increments of specified amount to compute our net amount at risk at each cost of insurance rate. See "Monthly Insurance Charge" beginning on page 40.

                               ACCUMULATION VALUE

     Your accumulation value. From each premium payment you make, we deduct the charges that we describe on page 39 under "Premium tax charge" (or "Tax charge back" if you are a resident of Oregon when you purchase your Policy) and "Premium Expense Charge." We invest the rest in one or more of the investment options listed in the chart beginning on page 19 of this prospectus. We call the amount that is at any time invested under your Policy (including any loan collateral we are holding for your Policy loans) your "accumulation value."

     Your investment options. We invest the accumulation value that you have allocated to any variable investment option in shares of a corresponding Fund. Over time, your accumulation value in any such investment option will increase or decrease by the same amount as if you had invested in the related Fund's shares directly (and reinvested all dividends and distributions from the Fund in additional Fund shares); except that your accumulation value will also be reduced by certain charges that we deduct. We describe these charges beginning on page 39 under "Charges Under the Policy."

     You can review other important information about the Funds that you can choose in the separate prospectuses for those Funds. You can request additional free copies of these prospectuses from your AGL representative, from our Home Office or from the Administrative Center (both locations and the telephone numbers are shown under "Contact Information" on page 4).

     We invest any accumulation value you have allocated to the declared fixed interest account as part of our general assets. We credit interest on that accumulation value at a rate which we declare from time to time. We guarantee that the interest will be credited at an effective annual rate of at least 4%. Although this interest increases the amount of any accumulation value that you have in the declared fixed interest account, such accumulation value will also be reduced by any charges that are allocated to this option under the procedures described under "Allocation of charges" on page 42. The "daily charge" described on page 40 and the charges and expenses of the Funds discussed on page 14 do not apply to the declared fixed interest account.

     Policies are "non-participating." You will not be entitled to any dividends from AGL.

                         POLICY LAPSE AND REINSTATEMENT

     If your Policy's accumulation value falls to an amount insufficient to cover the monthly charges, we will notify you and give you a grace period of 61 days to pay at least the amount we estimate is necessary to keep your Policy in force for a reasonable time. If we do not receive your payment by the end of the grace period, your Policy and all riders will end without value and all coverage under your Policy will cease. Although you can apply to have your Policy "reinstated," you must do this within 5 years (or, if earlier, before the Policy's maturity date), and you must present evidence that the insured person still meets our requirements for issuing coverage. Also, you will have to pay at least the amount of premium that we estimate will keep your Policy in force for two months, as well as pay or reinstate any indebtedness. In the Policy, you will find additional information about the values and terms of a Policy after it is reinstated. Oregon residents must reinstate within three years.

                           FEDERAL TAX CONSIDERATIONS

     Generally, the death benefit paid under a Policy is not subject to income tax, and earnings on your accumulation value are not subject to income tax as long as we do not pay them out to you. If we do pay any amount of your Policy's accumulation value upon surrender, partial surrender, or maturity of your Policy, all or part of that distribution may be treated as a return of the premiums you paid, which is not subject to income tax.

     Amounts you receive as Policy loans are not taxable to you, unless you have paid such a large amount of premiums that your Policy becomes what the tax law calls a "modified endowment contract." In that case, the loan will be taxed as if it were a partial surrender. Furthermore, loans, partial surrenders and other distributions from a modified endowment contract may require you to pay additional taxes and penalties that otherwise would not apply. If your Policy lapses, you may have to pay income tax on a portion of any outstanding loan.

Tax Effects

     This discussion is based on current federal income tax law and interpretations. The following discussion of federal income tax treatment is general in nature and is not intended as tax advice. You should consult with a competent tax adviser to determine the specific federal tax treatment of your Policy based on your individual factual situation.

     We do not know the likelihood of continuation of the present federal income tax laws or of the current interpretations by the Internal Revenue Service. For instance, the United States Congress has in the past and may in the future consider legislation that, if adopted, could significantly affect the tax treatment of corporate-owned life insurance.

     Current law provides for limited interest deductibility on indebtedness incurred by a corporation, which is the owner and beneficiary of a contract and which is used to purchase a life insurance, annuity or endowment contract, on the life of an officer or 20% owner of the business. Deductibility on such "key person" insurance is limited to indebtedness that does not exceed an aggregate amount of $50,000 with respect to all policies covering a given individual. Proposals have been made to change the income tax consequences of corporate owned life insurance. To date, no proposals have been adopted which would affect the taxation of corporate owned life insurance. You should consult your tax adviser for further information.

     General. The Policy will be treated as "life insurance" for federal income tax purposes (a) if it meets the definition of life insurance under Section 7702 of the Code and (b) for as long as the investments made by the underlying Funds satisfy certain investment diversification requirements under Section 817(h) of the Code. We believe that the Policy will meet these requirements and that:

     . the death benefit received by the beneficiary under your Policy will generally not be subject to federal income tax; and

     . increases in your Policy's accumulation value as a result of interest or investment experience will not be subject to federal income tax unless and until there is a distribution from your Policy, such as a surrender or a partial surrender.

     The federal income tax consequences of a distribution from your Policy can be affected by whether your Policy is determined to be a "modified endowment contract", as explained in the following discussion. In all cases, however, the character of all income that is described below as taxable to the payee will be ordinary income (as opposed to capital gain).

     Testing for modified endowment contract status. The Code provides for a "seven-pay test." This test determines if your Policy will be a "modified endowment contract."

If, at any time during the first seven Policy years:

     .    you have paid a cumulative amount of premiums;

     . the cumulative amount exceeds the premiums you would have paid by the same time under a similar fixed-benefit insurance policy; and

     . the fixed benefit policy was designed (based on certain assumptions mandated under the Code) to provide for paid-up future benefits ("paid-up means no future premium payments are required) after the payment of seven level annual premiums;

then your Policy will be a modified endowment contract.

     Whenever there is a "material change" under a policy, the policy will generally be (a) treated as a new contract for purposes of determining whether the policy is a modified endowment contract and (b) subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined by taking into account, under a prescribed formula, the accumulation value of the policy at the time of such change. A materially changed policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit at any time during the new seven-pay period. A "material change" for these purposes could occur as a result of a change in death benefit option. A material change will occur as a result of an increase in your Policy's specified amount of coverage, and certain other changes.

     If your Policy's benefits are reduced during the first seven Policy years (or within seven years after a material change), the calculated seven-pay premium limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a decrease in the specified amount that you request or that results from a partial surrender). If the premiums previously paid are greater than the recalculated seven-payment premium level limit, the Policy will become a modified endowment contract.

     The Company will monitor your Policy and attempt to notify you on a timely basis to prevent additional premium payments from causing your Policy to become a modified endowment contract.

     A life insurance policy that is received in a tax free 1035 exchange for a modified endowment contract will also be considered a modified endowment contract.

     Other effects of Policy changes. Changes made to your Policy (for example, a decrease in specified amount that you request or that results from a partial surrender that you request) may also have other effects on your Policy. Such effects may include impacting the maximum amount of premiums that can be paid under your Policy, as well as the maximum amount of accumulation value that may be maintained under your Policy.

     Rider benefits. The premium payments and any death benefits to be paid under any term insurance rider you may purchase under your Policy will not disqualify your Policy as life insurance for tax purposes. However, a term rider may be determined to constitute a "qualified additional benefit" as that term is defined in Section 7702 of the Code. The death benefit to be paid under a rider that is a "qualified additional benefit" will not be treated as a future benefit of the Policy for tax purposes. The premium payments for the same rider, however, will be treated as future benefits for purposes of compliance with
Section 7702. You should consult a qualified tax adviser regarding any term rider you may purchase.

     Taxation of pre-death distributions if your Policy is not a modified endowment contract. As long as your Policy remains in force during the insured person's lifetime and not as a modified endowment contract, a Policy loan will be treated as indebtedness, and no part of the loan proceeds will be subject to current federal income tax. Interest on the Policy loan generally will not be tax deductible.

     After the first 15 Policy years, the proceeds from a partial surrender will not be subject to federal income tax except to the extent such proceeds exceed your "basis" in your Policy. (Your basis generally will equal the premiums you have paid, less the amount of any previous distributions from your Policy that were not taxable.) During the first 15 Policy years, however, the proceeds from a partial surrender could be subject to federal income tax, under a complex formula, to the extent that your accumulation value exceeds your basis in your Policy.

     On the maturity date or upon full surrender, any excess in the amount of proceeds we pay (including amounts we use to discharge any Policy loan) over your basis in the Policy, will be subject to federal income tax. In addition, if a Policy ends after a grace period while there is a policy loan, the cancellation of such loan and any accrued loan interest will be treated as a distribution and could be subject to federal income tax under the above rules. Finally, if you make an assignment of rights or benefits under your Policy you may be deemed to have received a distribution from your Policy, all or part of which may be taxable.

     Taxation of pre-death distributions if your Policy is a modified endowment contract. If your Policy is a modified endowment contract, any distribution from your Policy while the insured person is still living will be taxed on an "income-first" basis. Distributions:

     . include loans (including any increase in the loan amount to pay interest on an existing loan, or an assignment or pledge to secure a loan) or partial surrenders;

     . will be considered taxable income to you to the extent your accumulation value exceeds your basis in the Policy; and

     . have their taxability determined by aggregating all modified endowment contracts issued by the same insurer (or its affiliates) to the same owner (excluding certain qualified plans) during any calendar year.

For modified endowment contracts, your basis:

     .    is similar to the basis described above for other policies; and

     . will be increased by the amount of any prior loan under your Policy that was considered taxable income to you.

     A 10% penalty tax also will apply to the taxable portion of most distributions from a policy that is a modified endowment contract. The penalty tax will not, however, apply:

     .    to taxpayers 591/2 years of age or older;

     .    in the case of a disability (as defined in the Code); or

     . to distributions received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

     If your Policy ends after a grace period while there is a Policy loan, the cancellation of the loan will be treated as a distribution to the extent not previously treated as such and could be subject to tax, including the 10% penalty tax, as described above. In addition, on the maturity date or upon a full surrender, any excess of the proceeds we pay (including any amounts we use to discharge any Policy loan) over your basis in the Policy, will be subject to federal income tax and, unless one of the above exceptions applies, the 10% penalty tax.

     Distributions that occur during a Policy year in which your Policy becomes a modified endowment contract, and during any subsequent Policy years, will be taxed as described in the two preceding paragraphs. In addition, distributions from a policy within two years before it becomes a modified endowment contract also will be subject to tax in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

     Policy lapses and reinstatements. A Policy which has lapsed may have the tax consequences described above, even though you may be able to reinstate that Policy. For tax purposes, some reinstatements may be treated as the purchase of a new insurance contract.

     Diversification. Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements. Our failure to comply with these regulations would disqualify your Policy as a life insurance policy under Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on the income under the Policy for the period of the disqualification and for subsequent periods. Also, if the insured died during such period of disqualification or subsequent periods, a portion of the death benefit proceeds would be taxable to the beneficiary. Separate Account VL-R, through the Funds, intends to comply with these requirements. Although we do not have direct control over the investments or activities of the Funds, we will enter into agreements with them requiring the

Funds to comply with the diversification requirements of the Section 817(h) Treasury Regulations.

     The Treasury Department has stated that it anticipates the issuance of guidelines prescribing the circumstances in which the ability of a policy owner to direct his or her investment to particular Funds within Separate Account VL-R may cause the policy owner, rather than the insurance company, to be treated as the owner of the assets in the account. Due to the lack of specific guidance on investor control, there is some uncertainty about when a policy owner is considered the owner of the assets for tax purposes. If you were considered the owner of the assets of Separate Account VL-R, income and gains from the account would be included in your gross income for federal income tax purposes. Under current law, however, we believe that AGL, and not the owner of a Policy, would be considered the owner of the assets of Separate Account VL-R.

     Estate and generation skipping taxes. If the insured person is the Policy's owner, the death benefit under the Policy will generally be includable in the owner's estate for purposes of federal estate tax. If the owner is not the insured person, under certain conditions, only an amount approximately equal to the cash surrender value of the Policy would be includable. In addition, an unlimited marital deduction may be available for Federal estate tax purposes. The federal estate tax is integrated with the federal gift tax under a unified rate schedule.

     The enactment of the Economic Growth and Tax Relief Reconciliation Act of 2001 (P.L. 107-16) (the 2001 Act) brought significant change to the transfer tax system, the most notable being the repeal of the estate and generation-skipping transfer (GST) taxes in 2010. Prior to repeal, a number of modifications are made to the maximum estate tax rate and the estate and gift tax applicable exclusion amounts. The 2001 Act increases the estate tax applicable exclusion amount to $1.5 million for decedents dying in 2004. In order to comply with the Congressional Budget Act of 1974, the 2001 Act provides that all provisions of, and amendments made by, the 2001 Act will not apply to estates of decedents dying, gifts made, or generation-skipping transfers, after December 31, 2010. Unless Congress acts affirmatively in the interim, the Internal Revenue Code will thereafter be applied and administered as if these provisions had not been enacted.

     As a general rule, if a "transfer" is made to a person two or more generations younger than the Policy's owner, a generation skipping tax may be payable at rates similar to the maximum estate tax rate in effect at the time. The generation skipping tax provisions generally apply to "transfers" that would be subject to the gift and estate tax rules. Individuals are generally allowed an aggregate generation skipping tax exemption of $1.5 million in 2004. Because these rules are complex, you should consult with a qualified tax adviser for specific information, especially where benefits are passing to younger generations.

     The particular situation of each Policy owner, insured person or beneficiary will determine how ownership or receipt of Policy proceeds will be treated for purposes of federal estate and generation skipping taxes, as well as state and local estate, inheritance and other taxes.

     Life Insurance in split dollar arrangements. The IRS and Treasury issued final regulations on split dollar life insurance arrangements September 11, 2003. The final regulations substantially adopted prior proposed regulations.

     The regulations provide two mutually exclusive regimes for taxing split dollar life insurance arrangements: the "economic benefit" regime and the "loan" regime. The economic benefit regime, under which the non-owner of the policy is treated as receiving certain economic benefits from its owner, applies to endorsement arrangements and most non-equity split dollar life insurance arrangements. The loan regime applies to collateral assignment arrangements and other arrangements in which the non-owner could be treated as loaning amounts to the owner. These final regulations apply to any split dollar life insurance arrangement entered into after September 17, 2003. Additionally, these regulations apply to any split dollar life insurance arrangements entered into before September 17, 2003, if the arrangement is materially modified after September 17, 2003.

     In addition, it should be noted that split dollar arrangement characterized as loans for tax purposes may be affected by the Corporate Responsibility Act of 2002 also referred to as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits loans from companies publicly traded in the United States to their executives and officers. The status of split dollar arrangement under the Act is uncertain, in part because the SEC may view the tax treatment of such arrangements as instructive.

     Purchasers of life insurance policies are strongly advised to consult with a qualified tax advisor to determine the tax treatment resulting from a split dollar arrangement.

     Pension and profit-sharing plans. If a life insurance policy is purchased by a trust or other entity that forms part of a pension or profit-sharing plan qualified under Section 401(a) of the Code for the benefit of participants covered under the plan, the federal income tax treatment of such policies will be somewhat different from that described above.

     The reasonable net premium cost for such amount of insurance that is purchased as part of a pension or profit-sharing plan is required to be included annually in the plan participant's gross income. This cost (generally referred to as the "P.S. 58" cost) is reported to the participant annually. If the plan participant dies while covered by the plan and the policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the policy's accumulation value will not be subject to federal income tax. However, the policy's accumulation value will generally be taxable to the extent it exceeds the participant's cost basis in the policy. The participant's cost basis will generally include the costs of insurance previously reported as income to the participant. Special rules may apply if the participant had borrowed from the policy or was an owner-employee under the plan. The rules for determining P.S. 58 costs are currently provided under Notice 2002-8, I.R.B. 2002-4.

     There are limits on the amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan. Complex rules, in addition to those discussed above, apply whenever life insurance is purchased by a tax qualified plan. You should consult a qualified tax adviser.

     Other employee benefit programs. Complex rules may also apply when a policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of other employee benefits. These policy owners must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law and with the insured person's consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit.

     ERISA. Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974, as amended. You should consult a qualified legal adviser.

     Our taxes. We report the operations of Separate Account VL-R in our federal income tax return, but we currently pay no income tax on Separate Account VL-R's investment income and capital gains, because these items are, for tax purposes, reflected in our variable life insurance policy reserves. We currently make no charge to any Separate Account VL-R division for taxes. We reserve the right to make a charge in the future for taxes incurred; for example, a charge to Separate Account VL-R for income taxes we incur that are allocable to the Policy.

     We may have to pay state, local or other taxes in addition to applicable taxes based on premiums. At present, these taxes are not substantial. If they increase, we may make charges for such taxes when they are attributable to Separate Account VL-R or allocable to the Policy.

     Certain Funds in which your accumulation value is invested may elect to pass through to AGL taxes withheld by foreign taxing jurisdictions on foreign source income. Such an election will result in additional taxable income and income tax to AGL. The amount of additional income tax, however, may be more than offset by credits for the foreign taxes withheld which are also passed through. These credits may provide a benefit to AGL.

     When we withhold income taxes. Generally, unless you provide us with an election to the contrary before we make the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your Policy. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory written notification that no such taxes are due.

     In the case of non-resident aliens who own a Policy, the withholding rules may be different. With respect to distributions from modified endowment contracts, non-resident aliens are generally subject to federal income tax withholding at a statutory rate of 30% of the distributed amount. In some cases, the non-resident alien may be subject to lower or even no withholding if the United States has entered into a tax treaty with his or her country of residence.

     Tax changes. The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies. Congress passed tax legislation on May 26, 2001 which modified existing estate tax law. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new interpretations of existing law. State and local tax law or, if you are not a U.S. citizen and resident, foreign tax law, may also affect the tax consequences to you, the insured person or your beneficiary, and are subject to change. Any changes in federal, state, local or foreign tax law or interpretation could have a retroactive effect. We suggest you consult a qualified tax adviser.

                                LEGAL PROCEEDINGS

     AGL is a party to various lawsuits and proceedings arising in the ordinary course of business. Many of these lawsuits and proceedings arise in jurisdictions that permit damage awards disproportionate to the actual damages incurred. Based upon information presently available, AGL believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on AGL's results of operations and financial position.

     The principal underwriter and distributor of the Policies, American General Equity Services Corporation ("AGESC"), offered general securities prior to October 1, 2002. As a consequence, AGESC is engaged in certain legal matters related to its previous line of business. AGESC believes that none of these legal matters are of any materiality. More information about AGESC can be found in the SAI.

                              FINANCIAL STATEMENTS

     The Financial Statements of AGL and the Separate Account can be found in the SAI. Please see the back cover of this Prospectus for information on how to obtain a copy of the SAI.

                       INDEX OF SPECIAL WORDS AND PHRASES

                                                                         Page to
                                                                     See in this
Defined Term                                                          Prospectus
------------                                                         -----------
accumulation value........................................................... 43
Automatic rebalancing........................................................ 28
beneficiary.................................................................. 36
cash surrender value.........................................................  6
cash value accumulation test................................................. 24 close of business............................................................ 29
Date of Issue................................................................ 30
Dollar cost averaging........................................................ 27
guideline premium test....................................................... 24
Internal Revenue Code of 1986, as amended.................................... 31
Maturity..................................................................... 34
Maturity Date................................................................ 34
monthly deduction days....................................................... 30
Monthly insurance charge..................................................... 40
payment options.............................................................. 35
Planned Periodic Premium..................................................... 26
Policy months and years...................................................... 30
premium payments............................................................. 25
required minimum death benefit............................................... 24 required minimum death benefit percentage.................................... 24
Separate Account............................................................. 17
specified amount............................................................. 23
Target Premium............................................................... 12
Valuation dates, times, and periods.......................................... 29

[[Logo] of AIG American General]

For additional information about the Corporate America Policies and the Separate Account, you may request a copy of the Statement of Additional Information (the "SAI"), dated __________, 2004. We have filed the SAI with the SEC and have incorporated it by reference into this Prospectus. You may obtain a free copy of the SAI if you write us at our Home Office, which is located at 2727-A Allen Parkway, Houston, Texas 77019 or call us at ______________. You may also obtain the SAI from an insurance representative through which the Policies may be purchased. Additional information about the Corporate America Policies, including, personalized illustrations of death benefits, cash surrender values, and cash values is available, without charge, upon request to the same address or phone number printed above.

Information about the Separate Account, including the SAI, can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Inquiries on the operations of the Public Reference Room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Separate Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549-0102.

Product issued by:
American General Life Insurance Company
Member of American International Group, Inc.
2727-A Allen Parkway, Houston, TX 77019

Corporate America Flexible Premium Variable Life Insurance
Policy Form Number 99301

Not available in the state of New York

Distributed by American General Equity Services Corporation
Member NASD
Member of American International Group, Inc.

The underwriting risks, financial obligations and support functions associated with the products issued by American General Life Insurance Company are solely its responsibility. American General Life Insurance Company is responsible for its own financial condition and contractual obligations.

(C) 2004 American International Group, Inc.
All rights reserved                                       ICA File No. 811-08561

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT VL-R

                                CORPORATE AMERICA

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES

                                    ISSUED BY

                     AMERICAN GENERAL LIFE INSURANCE COMPANY

                          VUL ADMINISTRATION DEPARTMENT

                    P.O. BOX 4880, HOUSTON, TEXAS 77210-4880

   TELEPHONE: 1-888-325-9315; 1-713-831-3443; HEARING IMPAIRED: 1-888-436-5258

                       STATEMENT OF ADDITIONAL INFORMATION

                              DATED ________, 2004

     This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the prospectus for American General Life Insurance Company Separate Account VL-R (the "Separate Account" or "Separate Account VL-R") dated ________, 2004, describing the Corporate America flexible premium variable life insurance policies (the "Policy" or "Policies"). The Policy prospectus sets forth information that a prospective investor should know before investing. For a copy of the Policy prospectus, and any prospectus supplements, contact American General Life Insurance Company ("AGL") at the address or telephone numbers given above. Terms used in this SAI have the same meanings as are defined in the Policy prospectus.

                                TABLE OF CONTENTS

GENERAL INFORMATION............................................................3
   AGL.........................................................................3
   Separate Account VL-R.......................................................3
SERVICES.......................................................................3
DISTRIBUTION OF THE POLICIES...................................................4
PERFORMANCE INFORMATION........................................................5
ADDITIONAL INFORMATION ABOUT THE POLICIES.....................................10
      Gender neutral policies.................................................10
      Cost of insurance rates.................................................10
      Certain arrangements....................................................11
   More About The Fixed Account...............................................11
      Our general account.....................................................11
      How we declare interest.................................................11
   Adjustments to Death Benefit...............................................11
      Suicide.................................................................11
      Wrong age or gender.....................................................11
      Death during grace period...............................................12
ACTUARIAL EXPERT..............................................................12
MATERIAL CONFLICTS............................................................12
FINANCIAL STATEMENTS..........................................................13
   Separate Account Financial Statements......................................13
   AGL Financial Statements...................................................13
   Index to Financial Statements..............................................13

                               GENERAL INFORMATION

AGL

     We are American General Life Insurance Company ("AGL"). AGL is a stock life insurance company organized under the laws of Texas. AGL is a successor in interest to a company originally organized under the laws of Delaware on January 10, 1917. AGL is an indirect, wholly-owned subsidiary of American International Group, Inc. ("AIG"). AIG, a Delaware corporation, is a holding company which through its subsidiaries is primarily engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad. AIG American General is a marketing name of AGL and its affiliates. The commitments under the Policies are AGL's, and AIG has no legal obligation to back those commitments.

     AGL is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is a voluntary membership organization created by the life insurance industry to promote ethical market conduct for individual life insurance and annuity products. AGL's membership in IMSA applies only to AGL and not its products.

Separate Account VL-R

     We hold the Mutual Fund shares in which any of your accumulation value is invested in Separate Account VL-R. Separate Account VL-R is registered as a unit investment trust with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940. We created the Separate Account on May 6, 1997 under Texas law.

     For record keeping and financial reporting purposes, Separate Account VL-R is divided into [___68] separate "divisions," [___38] of which correspond to the [___38] variable "investment options" available since the inception of the Policy. The remaining [___30] divisions, and some of these [___38] divisions, represent investment options available under other variable life policies we offer. We hold the Mutual Fund shares in which we invest your accumulation value for an investment option in the division that corresponds to that investment option.

     The assets in Separate Account VL-R are our property. The assets in the Separate Account may not be used to pay any liabilities of AGL other than those arising from the Policies. AGL is obligated to pay all amounts under the Policies due the Policy owners. We act as custodian for the Separate Account's assets.

                                    SERVICES

     AGL and American General Life Companies, LLC ("AGLC"), are parties to a services agreement. AGL and AGLC are each indirect wholly-owned subsidiaries of AIG and therefore affiliates of one another. AGLC is a Delaware limited liability company established on August 30, 2002. Prior to that date, AGLC was a Delaware business trust. Its address is 2727-A Allen Parkway, Houston, Texas 77019-2191. Under the services agreement, AGLC provides shared services to AGL and certain other life insurance companies under the AIG holding company system at cost. Those services include data processing systems, customer services, product development, actuarial, internal auditing, accounting and legal services. During 2003, 2002 and 2001, AGL paid AGLC for these services $_______, $99,267,147, and
$86,168,095, respectively.

                          DISTRIBUTION OF THE POLICIES

     American General Equity Services Corporation ("AGESC"), #1 Franklin Square, Springfield, Illinois 62713, a Delaware corporation and a direct wholly-owned subsidiary of AGL, is the principal underwriter and distributor of the Policies for the Separate Account under a Distribution Agreement between AGESC and AGL. AGESC also acts as principal underwriter for AGL's other separate accounts and for the separate accounts of certain AGL affiliates. AGESC is a registered broker-dealer under the Securities Exchange Act of 1934, as amended and a member of the National Association of Securities Dealers, Inc. ("NASD"). AGESC, as the principal underwriter and distributor, is not paid any fees on the Policies.

     The Policies are offered on a continuous basis.

     We and AGESC have sales agreements with various broker-dealers and banks under which the Policies will be sold by registered representatives of the broker-dealers or employees of the banks. These registered representatives and employees are also required to be authorized under applicable state regulations as life insurance agents to sell variable life insurance. The broker-dealers are ordinarily required to be registered with the SEC and must be members of the NASD.

     We pay compensation directly to broker-dealers and banks for promotion and sales of the Policies. The compensation may vary with the sales agreement, but is generally not expected to exceed:

     . in the first Policy year, 20% of the premiums paid up to the target amount and 4% of the premiums in excess of the target amount;

     . in Policy years 2-7, 8% of the premiums paid up to the target amount and 3-1/2% of the premiums in excess of the target amount;

     . in Policy years 8-15, 3% of the premiums paid up to the target amount, 2% of the premiums in excess of the target amount and 0.15% of the Policy's accumulation value (reduced by any outstanding loans);

     . in Policy years 16 and thereafter, 2% of the premiums paid up to the target amount, 2% of the premiums in excess of the target amount; and 0.10% of the Policy's accumulation value (reduced by any outstanding loans);

     . a comparable amount of compensation to broker-dealers or banks with respect to any increase in the specified amount of coverage that you request; and

     . any amounts that we may pay for broker-dealers or banks expense allowances, bonuses, wholesaler fees, training allowances or additional compensation for the Policies.

     The maximum value of any alternative amounts we may pay for sales of the Policy is expected to be equivalent over time to the amounts described above. For example, we may pay a broker-dealer compensation in a lump sum which will not exceed the aggregate compensation described above.

     We pay the compensation directly to any selling broker-dealer firm. We pay the compensation from our own resources which does not result in any additional charge to you that is not described in the Policy prospectus. Each broker-dealer firm, in turn, may compensate its registered representative who acts as an agent in selling you a Policy.

                             PERFORMANCE INFORMATION

     From time to time, we may quote performance information for the divisions of Separate Account VL-R in advertisements, sales literature, or reports to owners or prospective investors.

     We may quote performance information in any manner permitted under applicable law. We may, for example, present such information as a change in a hypothetical owner's cash value or death benefit. We also may present the yield or total return of the division based on a hypothetical investment in a Policy. The performance information shown may cover various periods of time, including periods beginning with the commencement of the operations of the division or the Mutual Funds in which it invests. The performance information shown may reflect the deduction of one or more charges, such as the premium charge, and we generally expect to exclude costs of insurance charges because of the individual nature of these charges. We also may present the yield or total return of the investment option in which a division invests.

     We may compare a division's performance to that of other variable life separate accounts or investment products, as well as to generally accepted indices or analyses, such as those provided by research firms and rating services. In addition, we may use performance ratings that may be reported periodically in financial publications, such as Money Magazine, Forbes, Business Week, Fortune, Financial Planning and The Wall Street Journal. We also may advertise ratings of AGL's financial strength or claims-paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

     Performance information for any division reflects the performance of a hypothetical Policy and is not illustrative of how actual investment performance would affect the benefits under your Policy. You should not consider such performance information to be an estimate or guarantee of future performance.

Performance Data

     The following tables show the past performance data for the Policies. The first table shows the average annual total return calculations of the variable investment options. The first table includes all of the noninsurance charges: daily charge (mortality and expense risk charge), premium tax charge, premium expense charge, and flat monthly charge. If the insurance-related charges (charges that each owner incurs based upon the insured's underwriting characteristics and choices the owner makes under the Policy, such as loans and the addition of benefit riders) were reflected, then the average annual total return calculations would be lower than what is currently shown.

     The second table shows the average annual total returns of the Funds underlying the variable investment options. The second table does not reflect any of the noninsurance or insurance-related charges of the Separate Account or of the Policies. If the insurance-related and noninsurance charges were reflected, then the fund average annual total return calculations would be lower than what is currently shown.

     Average Annual Total Return Calculations. Each variable investment option may advertise its average annual total return. We calculate each variable investment option's average annual total return quotation under the following standard method:

     . We take a hypothetical $10,000 investment in each variable investment option on the first day of the period at the maximum offering price ("Initial Investment").

     . We calculate the ending redeemable value ("Redeemable Value") of that investment at the end of 1, 3, 5 and 10 year period. If Average Annual Total Return for a variable investment option is not available for a stated period, we may show Average Annual Total Return since variable investment option inception. The Redeemable Value reflects the effect of the Daily charge (mortality and expense risk charge) and all other noninsurance charges and fees, including premium expense charges and premium taxes. We do not reflect any cost of insurance charges, monthly expense charges, surrender charges or any other insurance related charges in the calculation.

     .    We divide the Redeemable Value by the Initial Investment.

     . We take this quotient to the Nth root (N representing the number of years in the period), subtract 1 from the result, and express the result as a percentage.

Average annual total return quotations for the variable investment options for the period ended December 31, 2003 are shown in the table below.

[Chart data to be updated and filed by 485A Post-Effective Amendment]

             Variable Investment Option Average Annual Total Returns
                     with deduction of noninsurance charges
             and without deduction of any insurance-related charges
                           (through December 31, 2003)

                                                                                                Since     Investment
                                                                                              Investment    Option
                                                                                                Option     Inception
                Investment Option                    1 year  3 years  5 years  10 years/[3]/  Inception      Date
---------------------------------------------------  ------  -------  -------  -------------  ----------  ----------
AIM V.I. International Growth Fund-Series I shares
AIM V.I. Premier Equity Fund-Series I shares
American Century VP Value Fund
Ayco Growth Fund/1/
Credit Suisse Small Cap Growth Portfolio
Dreyfus IP MidCap Stock Portfolio - Initial shares
Dreyfus VIF Quality Bond Portfolio - Initial shares
Dreyfus VIF Small Cap Portfolio - Initial shares
Fidelity VIP Asset Manager/SM/ Portfolio - Service
 Class 2
Fidelity VIP Contrafund(R) Portfolio - Service
 Class 2
Fidelity VIP Equity-Income Portfolio - Service
 Class 2
Fidelity VIP Growth Portfolio - Service Class 2
Janus Aspen International Growth Portfolio-
 Service Shares
Janus Aspen Mid Cap Growth Portfolio-
 Service Shares
Janus Aspen Worldwide Growth Portfolio-
 Service Shares
JPMorgan Small Company Portfolio
MFS(R) Capital Opportunities Series
MFS(R) Emerging Growth Series
MFS(R) New Discovery Series
MFS(R) Research Series
Neuberger Berman AMT Mid-Cap Growth Portfolio
PIMCO VIT Real Return Portfolio-Admin. Class
PIMCO VIT Short-Term Portfolio-Admin. Class
PIMCO VIT Total Return Portfolio-Admin. Class
Putnam VT Diversified Income Fund - Class IB
Putnam VT Growth and Income Fund - Class IB
Putnam VT International Growth and Income Fund
 - Class IB
SAFECO RST Equity Portfolio/2/
SAFECO RST Growth Opportunities Portfolio/2/
UIF Equity Growth Portfolio - Class I
UIF High Yield Portfolio - Class I
VALIC Co. I International Equities Fund
VALIC Co. I Mid Cap Index Fund
VALIC Co. I Money Market I Fund
VALIC Co. I Nasdaq-100(R) Index Fund
VALIC Co. I Science & Technology Fund
VALIC Co. I Small Cap Index Fund
VALIC Co. I Stock Index Fund
Van Kampen LIT Growth and Income Portfolio
 -Class I
Vanguard High Yield Bond Portfolio

             Variable Investment Option Average Annual Total Returns
                     with deduction of noninsurance charges
             and without deduction of any insurance-related charges
                           (through December 31, 2003)

                                                                                                Since     Investment
                                                                                              Investment    Option
                                                                                                Option     Inception
                Investment Option                    1 year  3 years  5 years  10 years/[3]/  Inception      Date
---------------------------------------------------  ------  -------  -------  -------------  ----------  ----------
Vanguard REIT Index Portfolio

----------

/1/ Not available for Policies issued after December 31, 2002.

/2/ Not available for Policies issued after April 30, 2003.

[/3/ "N/A" indicates data is not available for the stated period.]

     Fund Performance. Each variable investment option may advertise the performance for the corresponding Fund in which it invests, based on the calculations described above, where all or a portion of the actual historical performance of the corresponding Fund in which the variable investment option invest may pre-date the effective date of the variable investment option being offered in the Policy.

     The table below provides the actual historical performance of the corresponding Fund in which each of these variable investment options invests. Unlike the previous table of variable investment option average annual total return calculations, the information in the table below does not reflect the noninsurance charges. It also does not reflect any insurance-related charges and deductions of the Separate Account or of the Policies. If the insurance-related and noninsurance charges were reflected, then the fund average annual total return calculations would be lower than what is currently shown.

[Chart data to be updated with numbers as of 12/31/03, as numbers as of 12/31/2002 are shown below]

                        Fund Average Annual Total Returns
  without deduction of any applicable noninsurance or insurance-related charges
                           (through December 31, 2003)

                                                                                                             Since      Investment
                                                                                                           Investment     Option
                                                                                                             Option     Inception
                Investment Option                      1 year    3 years/1/    5 years/1/    10 years/1/   Inception      Date
----------------------------------------------------   ------    ----------    ----------    -----------   ----------   ----------
AIM V.I. International Growth Fund-Series I shares     (15.67) %     (22.00) %      (3.20) %         N/A         4.26 %   5/5/1993
AIM V.I. Premier Equity Fund-Series I shares           (30.26) %     (19.56) %      (2.19) %         N/A         7.84 %   5/5/1993
American Century VP Value Fund                         (12.62) %       5.21  %       3.89  %         N/A         8.41 %   5/1/1996
Ayco Growth Fund                                       (29.30) %        N/A           N/A            N/A       (17.34)%  12/1/2000
Credit Suisse Small Cap Growth Portfolio               (33.69) %     (23.03) %      (5.61) %         N/A         2.85 %  6/30/1995
Dreyfus IP MidCap Stock Portfolio - Initial shares     (12.49) %      (2.86) %        N/A            N/A        (0.21)%   5/1/1998
Dreyfus VIF Quality Bond Portfolio - Initial shares      7.76  %       8.53  %       6.20  %        7.28 %       8.20 %  8/31/1990

                        Fund Average Annual Total Returns
  without deduction of any applicable noninsurance or insurance-related charges
                           (through December 31, 2003)

                                                                                                             Since      Investment
                                                                                                           Investment     Option
                                                                                                             Option     Inception
                Investment Option                      1 year    3 years/1/    5 years/1/    10 years/1/   Inception      Date
----------------------------------------------------   ------    ----------    ----------    -----------   ----------   ----------

Dreyfus VIF Small Cap Portfolio - Initial shares       (19.12) %      (4.89) %       0.46  %       12.57 %      24.43 %  8/31/1990
Fidelity VIP Asset Manager/SM/ Portfolio - Service
 Class 2                                                (9.03) %      (5.89) %       1.22  %        6.93 %       8.26 %   9/6/1989
Fidelity VIP Contrafund(R) Portfolio - Service
 Class 2                                                (9.60) %      (9.66) %       3.53  %         N/A        12.13 %   1/3/1995
Fidelity VIP Equity-Income Portfolio - Service
 Class 2                                               (17.15) %      (5.31) %       0.13  %        9.68 %       9.97 %  10/9/1986
Fidelity VIP Growth Portfolio - Service Class 2        (30.30) %     (20.19) %      (0.55) %        8.33 %      10.33 %  10/9/1986
Janus International Growth Portfolio-Service Shares    (25.76) %     (21.88) %       0.01  %         N/A         8.08 %   5/2/1994
Janus Mid Cap Growth Portfolio-Service Shares          (28.12) %     (33.34) %      (2.36) %         N/A         6.97 %  9/13/1993
Janus Worldwide Growth Portfolio-Service Shares        (25.71) %     (21.54) %       0.33  %         N/A        10.09 %  9/13/1993
JPMorgan Small Company Portfolio                       (21.65) %     (13.87) %      (2.71) %         N/A         7.08 % 12/31/1994
MFS(R) Capital Opportunities Series                    (29.69) %     (19.67) %      (0.63) %         N/A         4.61 %  8/14/1996
MFS(R) Emerging Growth Series                          (33.76) %     (29.25) %      (3.43) %         N/A         4.69 %  7/24/1995
MFS(R) New Discovery Series                            (31.63) %     (13.98) %        N/A            N/A         2.61 %   5/1/1998
MFS(R) Research Series                                 (24.54) %     (17.31) %      (2.85) %         N/A         4.72 %  7/26/1995
Neuberger Berman AMT Mid-Cap Growth Portfolio          (29.34) %     (21.02) %       1.10  %         N/A         4.22 %  11/3/1997
PIMCO VIT Real Return Portfolio-Admin. Class            17.77  %      13.79  %        N/A            N/A        12.63 %  9/30/1999
PIMCO VIT Short-Term Portfolio-Admin. Class              3.02  %       5.28  %        N/A            N/A         5.29 %  9/30/1999
PIMCO VIT Total Return Portfolio-Admin. Class            9.07  %       9.20  %       7.05  %         N/A         7.05 % 12/31/1997
Putnam VT Diversified Income Fund - Class IB             5.90  %       3.09  %       1.85  %         N/A         4.34 %  9/15/1993
Putnam VT Growth and Income Fund - Class IB            (18.99) %      (6.46) %      (0.87) %        8.47 %      10.35 %   2/1/1988
Putnam VT International Growth and Income Fund
 - Class IB                                            (13.77) %     (11.55) %      (0.87) %         N/A         2.22 %   1/2/1997
SAFECO RST Equity Portfolio                            (25.91) %     (15.71) %      (3.95) %        8.61 %       8.89 %   4/3/1987
SAFECO RST Growth Opportunities Portfolio              (37.67) %     (11.34) %      (5.60) %         N/A        11.90 %   1/7/1993
UIF Equity Growth Portfolio-Class I                    (27.86) %     (18.55) %      (2.11) %         N/A         3.03 %   1/2/1997
UIF High Yield Portfolio-Class I                        (7.27) %      (7.48) %      (2.33) %         N/A         0.15 %   1/2/1997
VALIC Co. I International Equities Fund                (18.79) %     (19.38) %      (4.27) %        3.15 %       0.59 %  10/2/1989
VALIC Co. I Mid Cap Index Fund                         (14.90) %      (0.58) %       6.09  %       11.55 %      12.25 %  10/1/1991
VALIC Co. I Money Market I Fund                          1.25  %       3.62  %       4.15  %        4.29 %       5.12 %  1/16/1986
VALIC Co. I Nasdaq-100(R) Index Fund                   (38.26) %        N/A           N/A            N/A       (43.53)%  10/1/2000
VALIC Co. I Science & Technology Fund                  (40.21) %     (38.58) %      (7.93) %         N/A         5.33 %  4/29/1994
VALIC Co. I Small Cap Index Fund                       (20.82) %      (7.94) %      (1.48) %        6.61 %       7.23 %   5/1/1992
VALIC Co. I Stock Index Fund                           (22.43) %     (14.85) %      (0.90) %        9.02 %       9.22 %  4/20/1987
Van Kampen LIT Growth and Income Portfolio - Class I   (14.50) %      (1.32) %       5.37  %         N/A         8.17 % 12/23/1996
Vanguard High Yield Bond Portfolio                       1.54  %       0.89  %       1.91  %         N/A         4.58 %   6/3/1996
Vanguard REIT Index Portfolio                            3.53  %      13.61  %        N/A            N/A         9.68 %   2/9/1999

----------

/1/  "N/A" indicates data is not available for the stated period.

          VALIC Company I Money Market Investment Option Yield and Effective Yield Calculations. We calculate the VALIC Company I Money Market Investment Option's yield by a standard method that the SEC prescribes. Under that method, we base the current yield quotation on a seven day period and calculate that yield as follows:

     . We take the net change in the Accumulation Unit value during the period.

     . We divide that net change by the Accumulation Unit value at the beginning of the period to obtain the base period return.

     . We multiply the base period return by the fraction 365/7 to obtain the current yield figure.

     . We carry the current yield figure to the nearest one-hundredth of one percent.

     We do not include realized capital gains or losses and unrealized appreciation or depreciation of the Option's Portfolio in the calculation. The VALIC Company I Money Market Investment Option's historical yield for the seven day period ended [December 31, 2003 was ____%].

     We determine the VALIC Company I Money Market Investment Option's effective yield by taking the base period return (computed as described above) and calculating the effect of assumed compounding. The formula for the effective yield is: (base period return +1) raised to the power of (365/7) - 1. The VALIC Company I Money Market Investment Option's historical effective yield for the seven day period ended [December 31, 2003 was _____%.] Yield and effective yield do not reflect the deduction of any insurance or noninsurance-related charges that we may impose when you redeem Accumulation Units.

     The yield and effective yield calculations above do not reflect the Daily charge (mortality and expense risk charge) or any other noninsurance or insurance-related charges and deductions of the Separate Account. If these charges had been reflected, then the yield and effective yield calculations would have been lower than what is currently shown.

                    ADDITIONAL INFORMATION ABOUT THE POLICIES

     Gender neutral policies. Congress and the legislatures of various states have from time to time considered legislation that would require insurance rates to be the same for males and females of the same age, premium class and tobacco user status. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of life insurance policies in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of gender. In general, we do not offer the Policies for sale in situations which, under current law, require gender-neutral premiums or benefits.

     Cost of insurance rates. Because of specified amount increases, different cost of insurance rates may apply to different increments of specified amount under your Policy. If so, we attribute your accumulation value proportionately to each increment of specified amount to compute our net amount at risk.

     Certain arrangements. Most of the advisers or administrators of the Mutual Funds make certain payments to us, on a quarterly basis, for certain administrative, Policy, and policy owner support expenses. These amounts will be reasonable for the services performed and are not designed to result in a profit. These amounts are paid by the advisers or the administrators, and will not be paid by the Mutual Funds, the options or Policy owners.

More About The Fixed Account

     Our general account. Our general account assets are all of our assets that we do not hold in legally segregated separate accounts. Our general account supports our obligations to you under your Policy's declared Fixed Account. Because of applicable exemptions, no interest in this option has been registered under the Securities Act of 1933, as amended. Neither our general account nor our Fixed Account is an investment company under the Investment Company Act of 1940. We have been advised that the staff of the SEC has not reviewed the disclosures that are included in this prospectus for your information about our general account or our Fixed Account. Those disclosures, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     How we declare interest. Except for amounts held as collateral for loans, we can at any time change the rate of interest we are paying on any accumulation value allocated to our Fixed Account, but it will always be at an effective annual rate of at least 4%.

     Under these procedures, it is likely that at any time different interest rates will apply to different portions of your accumulation value, depending on when each portion was allocated to our fixed Account. Any charges, partial surrenders, or loans that we take from any accumulation value that you have in our fixed Account will be taken from each portion in reverse chronological order based on the date that accumulation value was allocated to this option.

Adjustments to Death Benefit

     Suicide. If the insured person commits suicide during the first two Policy years, we will limit the proceeds payable to the total of all premiums that have been paid to the time of death minus any outstanding Policy loans (plus credit for any unearned interest) and any partial surrenders.

     A new two year period begins if you increase the specified amount. You can increase the specified amount only if the insured person is living at the time of the increase. In this case, if the insured person commits suicide during the first two years following the increase, we will refund the monthly insurance deductions attributable to the increase. The death benefit will then be based on the specified amount in effect before the increase.

     Wrong age or gender. If the age or gender of the insured person was misstated on your application for a Policy (or for any increase in benefits), we will adjust any death benefit to be what the monthly insurance charge deducted for the current month would have purchased based on the correct information.

     Death during grace period. We will deduct from the insurance proceeds any monthly charges that remain unpaid because the insured person died during a grace period.

                                ACTUARIAL EXPERT

     Actuarial matters have been examined by Wayne A. Barnard who is Senior Vice President of AGL. His opinion on actuarial matters is filed as an exhibit to the registration statement we have filed with the SEC in connection with the Policies.

                               MATERIAL CONFLICTS

     We are required to track events to identify any material conflicts from using investment portfolios for both variable life and variable annuity separate accounts. The boards of the Funds, AGL, and other insurance companies participating in the Funds have this same duty. There may be a material conflict if:

     .    state insurance law or federal income tax law changes;

     .    investment management of an investment portfolio changes; or

     . voting instructions given by owners of variable life insurance Policies and variable annuity contracts differ.

     The investment portfolios may sell shares to certain qualified pension and retirement plans qualifying under Code Section 401. These include cash or deferred arrangements under Code Section 401(k). Therefore, there is a possibility that a material conflict may arise between the interests of owners in general, or certain classes of owners, and these retirement plans or participants in these retirement plans.

     If there is a material conflict, we have the duty to determine appropriate action, including removing the portfolios involved from our variable investment options. We may take other action to protect Policy owners. This could mean delays or interruptions of the variable operations.

     When state insurance regulatory authorities require us, we may ignore instructions relating to changes in an investment portfolio's adviser or its investment policies. If we do ignore voting instructions, we give you a summary of our actions in the next semi-annual report to owners.

     Under the Investment Company Act of 1940, we must get your approval for certain actions involving our Separate Account. In this case, you have one vote for every $100 of value you have in the variable investment options. We cast votes credited to amounts in the variable investment options not credited to Policies in the same proportion as votes cast by owners.

                              FINANCIAL STATEMENTS

     In 2002, due to AIG's acquisition of AGL and its affiliated companies, AGL changed its independent auditor from Ernst & Young LLP ("E&Y") located at 1401 McKinney Street, Suite 1200, 5 Houston Center, Houston, Texas 77010 to PricewaterhouseCoopers LLP ("PWC") located at 1201 Louisiana Street, Suite 2900, Houston, Texas 77002-5678. AIG has been using PWC as its corporate-wide auditing firm.

Separate Account Financial Statements

     The statement of net assets as of December 31, 2003 and the related statements of operations and statements of changes in net assets for the year then ended of the Separate Account, appearing herein, have been audited by PWC, independent auditors, on the authority of such firm as experts in accounting and auditing, as set forth in their report appearing elsewhere herein.

AGL Financial Statements

     The consolidated balance sheet of AGL as of December 31, 2003 and the related statements of operations, shareholder's equity, comprehensive income and cash flows for the year then ended, appearing herein, have been audited by PWC, independent auditors, on the authority of such firm as experts in accounting and auditing, as set forth in their report appearing elsewhere herein.

     The restated consolidated balance sheet of AGL as of December 31, 2002 and the related statements of operations, shareholder's equity, comprehensive income and cash flows for the year then ended, appearing herein, have been audited by PWC, independent auditors, on the authority of such firm as experts in accounting and auditing, as set forth in their report appearing elsewhere herein.

     The restated consolidated balance sheet of AGL at December 31, 2001 and the restated related statements of operations, shareholder's equity, comprehensive income and cash flows for the year then ended, appearing herein, have been audited by E&Y, independent auditors, to the extent indicated in their report thereon also appearing elsewhere herein and in the Registration Statement or incorporated by reference. Such restated consolidated financial statements have been included herein in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

Index to Financial Statements

[Financial statements to be filed by 485A Post-Effective Amendment]

I.   Separate Account 2003 VL-R Financial Statements
     -----------------------------------------------
     Report of PricewaterhouseCoopers LLP, Independent
      Auditors......................................................    VL-R-__
     Report of Ernst & Young LLP, Independent Auditors .............    VL-R-__
     Summary of Financial Statements ...............................    VL-R-__
     Statement of Net Assets for the year ended December 31, 2002...    VL-R-__

     Statement of Operations for the year ended December 31, 2002... VL-R-__ Statement of Changes in Net Assets for the years ended December
      31, 2002 and 2001.............................................    VL-R-__
     Notes to Financial Statements..................................    VL-R-__

II.  AGL 2003 Consolidated Financial Statements
     ------------------------------------------

     You should consider the financial statements of AGL that we include in this SAI primarily as bearing on the ability of AGL to meet its obligations under the Policies.

     Report of PricewaterhouseCoopers LLP, Independent Auditors.....
     Consolidated Balance Sheets as of December 31, 2003 and
      2002-Restated.................................................
     Consolidated Statements of Income for the years ended December
      31, 2003 and 2002-Restated....................................
     Consolidated Statements of Shareholder's Equity for the years ended December 31, 2003 and 2002-Restated.....................
     Consolidated Statements of Comprehensive Income for the years ended December 31, 2003 and 2002-Restated.....................
     Consolidated Statements of Cash Flows for the years ended
      December 31, 2003 and 2002-Restated...........................
     Notes to Consolidated Financial Statements.....................

III. AGL 2002 Restated Consolidated Financial Statements
     ---------------------------------------------------

     You should consider the financial statements of AGL that we include in this SAI primarily as bearing on the ability of AGL to meet its obligations under the Policies.

     Report of PricewaterhouseCoopers LLP, Independent Auditors.....  F-1
     Report of Ernst & Young, LLP, Independent Auditors.............  F-2
     Consolidated Balance Sheets as of December 31, 2002 and
      2001-Restated.................................................  F-3
     Consolidated Statements of Income for the years ended December
      31, 2002 and 2001-Restated....................................  F-5
     Consolidated Statements of Shareholder's Equity for the years ended December 31, 2002 and 2001-Restated.....................  F-6
     Consolidated Statements of Comprehensive Income for the years ended December 31, 2002 and 2001-Restated.....................  F-7
     Consolidated Statements of Cash Flows for the years ended
      December 31, 2002 and 2001-Restated...........................  F-8
     Notes to Consolidated Financial Statements.....................  F-9

IV.  AGL 2001 Restated Consolidated Financial Statements
     ---------------------------------------------------

     You should consider the financial statements of AGL that we include in this SAI primarily as bearing on the ability of AGL to meet its obligations under the Policies.

     Report of Ernst & Young LLP, Independent Auditors..............  F-1
     Consolidated Balance Sheets as of December 31, 2001 and 2000... F-2 Consolidated Statements of Income for the years ended December
      31, 2001, 2000 and 1999.......................................  F-4
     Consolidated Statements of Shareholder's Equity for the years ended December 31, 2001, 2000 and 1999........................  F-5
     Consolidated Statements of Comprehensive Income for the years ended December 31, 2001, 2000 and 1999........................  F-6
     Consolidated Statements of Cash Flows for the years ended
      December 31, 2001, 2000 and 1999..............................  F-7
     Notes to Consolidated Financial Statements.....................  F-8

                            PART C: OTHER INFORMATION

Item 27. Exhibits

(a)  Board of Directors Resolution.

     (1) Resolutions of Board of Directors of American General Life Insurance Company authorizing the establishment of Separate Account VL-R. (1)

(b)  Custodian Agreements. Inapplicable.

(c)  Underwriting Contracts.

     (1) Distribution Agreement between American General Life Insurance Company and American General Equity Services Corporation, effective October 1, 2002. (20)

     (2)  Form of Selling Group Agreement. (18)

     (3) Schedule of Commissions (Incorporated by reference from the text included under the heading "Distribution of the Policies" in the Statement of Additional Information that is filed as part of this amended Registration Statement).

(d)  Contracts.

     (1) Specimen form of the "Corporate America" Flexible Premium Variable Life Insurance Policy (Policy Form No. 99301). (11)

(e)  Applications.

     (1) Specimen form of Corporate Markets (Master) Application for Life Insurance, Form No. CM1014-99 CM. (To be filed by Amendment)

     (2) Specimen form of Corporate Markets Group Life Insurance Application - Part A, Form No. CM1013-00. (To be filed by Amendment)

     (3) Specimen form of Corporate Markets Group Life Insurance Application - Part B, Form No. CM1002-00. (To be filed by Amendment)

     (4) Specimen form of Variable Universal Life Insurance Supplemental Application Corporate Markets Group, Form No. CM 1001-99 Rev0503. (To be filed by Amendment)

     (5) Specimen form of Variable Universal Life Insurance Service Request, Form No. CM 1010 Rev0503. (To be filed by Amendment)

     (6) Specimen form of Life Insurance Consent Form, Form No. CM 1017-99. (To be filed by Amendment)

     (7) Specimen form of Request for Change of Ownership on a Life Insurance Contract, Form No. CM 1004 0599. (To be filed by Amendment)

     (8) Specimen form of Request for Full Cash Surrender Value, Form No. CM 1006 0599. (To be filed by Amendment)

     (9) Specimen form of Change of Beneficiary on Life Insurance Contract, Form No. CM 1003 0599. (To be filed by Amendment)

(f)  Depositor's Certificate of Incorporation and By-Laws.

     (1) Amended and Restated Articles of Incorporation of American General Life Insurance Company, effective December 31, 1991. (2)

     (2) Amendment to the Amended and Restated Articles of Incorporation of American General Life Insurance Company, effective July 13, 1995. (5)

     (3) By-laws of American General Life Insurance Company, adopted January 22, 1992. (3)

(g)  Reinsurance Contracts. Inapplicable.

(h)  Participation Agreements.

     (1)(a) Form of Participation Agreement by and Among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., American General Life Insurance Company, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated. (6)

     (1)(b) Form of Amendment Two to Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., American General Life Insurance Company, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated dated as of June 1, 1999. (11)

     (1)(c) Form of Amendment Four to Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., American General Life Insurance Company, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated.
              (15)

     (1)(d) Form of Amendment Seven to Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., American General Life Insurance Company, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated. (21)

     (3)(a) Form of Shareholder Services Agreement by and between American General Life Insurance Company and American Century Investment Management, Inc. (14)

     (3)(b) Form of Amendment Two to Shareholder Services Agreement by and between American General Life Insurance Company and American Century Investment Management, Inc. (To be filed by Amendment)

     (4)(a) Form of Participation Agreement by and between American General Life Insurance Company, Warburg Pincus Trust, Credit Suisse Asset Management, LLC and Credit Suisse Asset Management Securities, Inc. (16)

     (5)(a) Form of Participation Agreement Between American General Life Insurance Company, Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (6)

     (5)(b) Amendment One to Participation Agreement by and among American General Life Insurance Company, Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. dated December 1, 1998. (8)

     (5)(c) Form of Amendment Two to Participation Agreement by and among American General Life Insurance Company, Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. dated September 1, 1999. (To be filed by Amendment)

     (5)(d) Form of Amendment to Participation Agreement by and among American General Life Insurance Company, Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. dated October 31, 2003. (To be filed by Amendment)

     (5)(e) Form of Amendment Four to Participation Agreement by and among American General Life Insurance Company, Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc., dated January 15, 2004 (21)

     (6)(a) Form of Amended and Restated Participation Agreement by and between Variable Insurance Products Fund, Fidelity Distributors Corporation and American General Life Insurance Company. (16)

     (7)(a) Form of Amended and Restated Participation Agreement by and between Variable Insurance Products Fund II, Fidelity Distributors Corporation and American General Life Insurance Company. (16)

     (8)(a) Form of Participation Agreement by and between Variable Insurance Products Fund III, Fidelity Distributors Corporation and American General Life Insurance Company. (19)

     (9)(a) Form of Sales Agreement by and between Variable Insurance Products Fund III, Fidelity Distributors Corporation and American General Life Insurance Company. (To be filed by Amendment)

     (10)(a) Form of Fund Participation Agreement by and between American General Life Insurance Company and Janus Aspen Series. (16)

     (11)(a) Form of Participation Agreement by and between American General Life Insurance Company and J.P. Morgan Series Trust II. (16)

     (11)(b) Form of Amendment No. 1 to Participation Agreement by and between American General Life Insurance Company and J.P. Morgan Series Trust II. (22)

     (12)(a) Form of Participation Agreement Among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company. (6)

     (12)(b) Form of Amendment Two to Participation Agreement Among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company. (11)

     (12)(c) Form of Amendment Five to Participation Agreement by and among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company. (16)

     (13)(a) Sales Agreement by and between American General Life Insurance Company, Neuberger & Berman Advisors Management Trust and Neuberger & Berman Management Incorporated. (14)

     (13)(b) Form of Amendment to Fund Participation Agreement (formerly, the Sales Agreement) by and between American General Life Insurance Company, Neuberger & Berman Advisors Management Trust and Neuberger & Berman Management Incorporated, dated January 15, 2004. (21)

     (14)(a) Form of Participation Agreement by and between American General Life Insurance Company, PIMCO Variable Insurance Trust and PIMCO Funds Distributor LLC. (16)

     (15)(a) Form of Participation Agreement Among Putnam Variable Trust, Putnam Mutual Funds Corp., and American General Life Insurance Company. (6)

     (16)(a) Participation Agreement by and among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc., Miller Anderson & Sherrerd LLP., Van Kampen American Capital Distributors, Inc., American General Life Insurance Company and American General Securities Incorporated. (9)

     (16)(b) Amendment Number 1 to Participation Agreement by and among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc., Miller Anderson & Sherrerd LLP, Van Kampen American Capital Distributors, Inc., American General Life Insurance Company and American General Securities Incorporated. (11)

     (16)(c) Form of Amendment Number 5 to Participation Agreement by and among American General Life Insurance Company, American General Securities Incorporated, Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc., and Miller Anderson & Sherrerd LLP. (11)

     (16)(d) Form of Amendment Seven to Participation Agreement among Morgan Stanley Universal Funds, Inc., Van Kampen American Capital Distributors, Inc., Morgan Stanley Asset Management Inc., Miller Anderson & Sherrerd LLP, American General Life Insurance Company and American General Securities Incorporated. (15)

     (16)(e) Form of Amendment Ten to Participation Agreement among Morgan Stanley Universal Funds, Inc., Van Kampen American Capital Distributors, Inc., Morgan Stanley Asset Management Inc., Miller Anderson & Sherrerd LLP, American General Life Insurance Company and American General Distributors, Inc. (12)

     (17)(a) Form of Participation Agreement by and between The Variable Annuity Life Insurance Company, American General Series Portfolio Company, American General Securities Incorporated and American General Life Insurance Company. (10)

     (17)(b) Amendment One to Participation Agreement by and between The Variable Annuity Life Insurance Company, American General Series Portfolio Company, American General Securities Incorporated and American General Life Insurance Company dated as of July 21, 1998.
              (8)

     (17)(c) Form of Amendment Two to Participation Agreement by and between The Variable Annuity Life Insurance Company, American General Series Portfolio Company, American General Securities Incorporated and American General Life Insurance Company. (16)

     (17)(d) Form of Amendment Three to Participation Agreement by and between The Variable Annuity Life Insurance Company, American General Series Portfolio Company, American General Securities Incorporated and American General Life Insurance Company. (15)

     (17)(e) Form of Amendment Four to Participation Agreement by and between The Variable Annuity Life Insurance Company, American General Series Portfolio Company, American General Securities Incorporated and American General Life Insurance Company. (21)

     (18)(a) Amended and Restated Participation Agreement by and among American General Life Insurance Company, American General Securities Incorporated, Van Kampen American Capital Life Investment Trust, Van Kampen American Capital Asset Management, Inc., and Van Kampen American Capital Distributors, Inc. (9)

     (18)(b) Amendment One to Amended and Restated Participation Agreement by and among American General Life Insurance Company, American General Securities Incorporated, Van Kampen American Capital Life Investment Trust, Van Kampen American Capital Asset Management, Inc., and Van Kampen American Capital Distributors, Inc. (8)

     (18)(c) Form of Amendment Four to Amended and Restated Participation Agreement by and among American General Life Insurance Company, American General Securities Incorporated, Van Kampen Life Investment Trust, Van Kampen Asset Management, Inc., and Van Kampen Distributors, Inc. (11)

     (18)(d) Form of Amendment Six to Amended and Restated Participation Agreement among Van Kampen Life Investment Trust, Van Kampen Funds Inc., Van Kampen Asset Management, Inc., American General Life Insurance Company and American General Securities Incorporated.
              (15)

     (18)(e) Form of Amendment Nine to Amended and Restated Participation Agreement among Van Kampen Life Investment Trust, Van Kampen Funds Inc., Van Kampen Asset Management, Inc., American General Life Insurance Company and American General Distributors, Inc. (12)

     (19)(a) Form of Participation Agreement by and between Vanguard Variable Insurance Funds, The Vanguard Group, Inc., Vanguard Marketing Corporation and American General Life Insurance Company. (16)

     (20)(a) Form of Administrative Services Agreement between American General Life Insurance Company and fund distributor. (5)

     (21)(a) Administrative Services Agreement dated as of June 1, 1998, between American General Life Insurance Company and AIM Advisors, Inc. (4)

     (22)(a) Form of Administrative Services Agreement by and between American General Life Insurance Company and Credit Suisse Asset Management, LLC. (16)

     (23)(a) Administrative Services Agreement dated as of August 11, 1998, between American General Life Insurance Company and The Dreyfus Corporation. (4)

     (23)(b) Amendment to Administrative Services Agreement dated as of August 11, 1998, between American General Life Insurance Company and The Dreyfus Corporation effective as of December 1, 1998. (4)

     (23)(c) Form of Amendment Two to Administrative Services Agreement between American General Life Insurance Company and The Dreyfus Corporation, dated January 3, 2000. (To be filed by Amendment)

     (24)(a) Form of Service Contract by and between Fidelity Distributors Corporation and American General Equity Services Corporation, effective October 1, 2002. (19)

     (25)(a) Form of Service Agreement by and between Fidelity Investments Institutional Operations Company, Inc. and American General Life Insurance Company. (16)

     (26)(a) Form of Distribution and Shareholder Services Agreement by and between Janus Distributors, Inc. and American General Life Insurance Company. (16)

     (27)(a) Form of Administrative Services Agreement by and between American General Life Insurance Company and JPMorgan Chase Bank, effective May 1, 2003. (19)

     (28)(a) Form of Administrative Services Agreement by and between American General Life Insurance Company and Neuberger & Berman Management Incorporated. (14)

     (29)(a) Form of Assignment and Modification Agreement by and between Neuberger & Berman Management Incorporated and American General Life Insurance Company. (14)

     (30)(a) Form of Services Agreement by and between American General Life Insurance Company and Pacific Investment Management, LLC. (16)

     (31)(a) Form of PIMCO Variable Insurance Trust Services Agreement by and between American General Life Insurance Company and PIMCO Variable Insurance Trust. (16)

     (32)(a) Form of Administrative Services Agreement between American General Life Insurance Company, Miller Anderson & Sherrard LLP and Morgan Stanley Dean Witter Investment Management Inc. (13)

     (32)(b) Form of Amendment One to Administrative Services Agreement between American General Life Insurance Company, Miller Anderson & Sherrard LLP and Morgan Stanley Dean Witter Investment Management Inc. (21)

     (33)(a) Form of Administrative Services Agreement between Van Kampen Asset Management Inc. and American General Life Insurance Company dated January 1, 2000. (17)

(i)  Administrative Contracts.

     (1) Form of services agreement dated July 31, 1975, (limited to introduction and first two recitals, and sections 1-3) among various affiliates of American General Corporation, including American General Life Insurance Company and American General Life Companies. (7)

(j)  Other Material Contracts. None

(k)  Legal Opinion.

     (1) Opinion and Consent of Lauren W. Jones, Esq., Deputy General Counsel of American General Life Companies, LLC. (To be filed by Amendmend)

(l)  Actuarial Opinion.

     (1) Opinion and Consent of American General Life Insurance Company's actuary. (To be filed by Amendment)

(m)  Calculation. None

(n)  Other Opinions.

     (1) Consent of Independent Accountants, PricewaterhouseCoopers LLP. (To be filed by Amendment)

     (2) Consent of Independent Auditors, Ernst & Young LLP. (To be filed by Amendment)

(o)  Omitted Financial Statements. None

(p)  Initial Capital Agreements. None

(q)  Redeemability Exemption.

     (1) Description of American General Life Insurance Company's Issuance, Transfer and Redemption Procedures for Variable Universal Life Insurance Policies Pursuant to Rule 6e-3(T)(b)(12)(iii) under the Investment Company Act of 1940. (16)

----------

(1) Incorporated by reference to initial filing of Form S-6 Registration Statement (File No. 333-42567) of American General Life Insurance Company Separate Account VL-R filed on December 18, 1997.

(2) Incorporated by reference to initial filing of Form N-4 Registration Statement (File No. 033-43390) of American General Life Insurance Company Separate Account D filed on October 16, 1991.

(3) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 033-43390) of American General Life Insurance Company Separate Account D filed on April 30, 1992.

(4) Incorporated by reference to initial filing of Form N-4 Registration Statement (File No. 333-70667) of American General Life Insurance Company Separate Account D filed on January 15, 1999.

(5) Incorporated by reference to Pre-Effective Amendment No. 3 to Form S-6 Registration Statement (File No. 333-53909) of American General Life Insurance Company Separate Account VL-R filed on August 19, 1998.

(6) Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-42567) of American General Life Insurance Company Separate Account VL-R filed on March 23, 1998.

(7) Incorporated by reference to Pre-Effective Amendment No. 23 to Form N-4 Registration Statement (File No. 033-44745) of American General Life Insurance Company Separate Account A filed on April 24, 1998.

(8) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-70667) of American General Life Insurance Company Separate Account D filed on March 18, 1999.

(9) Incorporated by reference to Post-Effective Amendment No. 12 to Form N-4 Registration Statement (File No. 033-43390) of American General Life Insurance Company Separate Account D filed on April 30, 1997.

(10) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-40637) of American General Life Insurance Company Separate Account D filed on February 12, 1998.

(11) Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-80191) of American General Life Insurance Company Separate Account VL-R filed on August 25, 1999.

(12) Incorporated by reference to Post-Effective Amendment No. 3 to Form N-6 (File No. 333-65170) of American General Life Insurance Company Separate Account VL-R filed on January 23, 2003.

(13) Incorporated by reference to Post-Effective Amendment No. 18 to Form N-4 Registration Statement (File No. 033-43390) of American General Life Insurance Company Separate Account D filed on April 12, 2000.

(14) Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-89897) of American General Life Insurance Company Separate Account VL-R filed on January 21, 2000.

(15) Incorporated by reference to Post-Effective Amendment No. 4 to Form S-6 Registration Statement (File No. 333-42567) of American General Life Insurance Company Separate Account VL-R filed on October 11, 2000.

(16) Incorporated by reference to Post-Effective Amendment No. 2 to Form S-6 Registration Statement (File No. 333-80191) of American General Life Insurance Company Separate Account VL-R filed on September 20, 2000.

(17) Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-87307) of American General Life Insurance Company Separate Account VL-R filed on January 20, 2000.

(18) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-102299) of American General Life Insurance Company Separate Account VUL-2 filed on December 31, 2002.

(19) Incorporated by reference to Post-Effective Amendment No. 6 to Form N-6 (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on April 30, 2003.

(20) Incorporated by reference to Post-Effective Amendment No. 7 to Form N-4 Registration Statement (File No. 333-40637) of American General Life Insurance Company Separate Account D filed on November 8, 2002.

(21) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-109206) of American General Life Insurance Company Separate Account D filed on December 17, 2003.

(22) Incorporated by reference to Post-Effective Amendment No. 6 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on April 30, 2003.

Item 28. Directors and Officers of the Depositor

     Name and Principal       Positions and Offices with Depositor
      Business Address        American General Life Insurance Company
---------------------------   --------------------------------------------------
Rodney O. Martin, Jr.         Director, Chairman of the Board of Directors,
2929 Allen Parkway            President and Chief Executive Officer
Houston, TX 77019

M. Bernard Aidinoff           Director
Sullivan and Cromwell
125 Broad Street
New York, NY 10004

David J. Dietz                Director and Chairman-Affluent & Corporate Markets
830 Third Avenue              Profit Center
New York, NY 10022

David L. Herzog               Director
2929 Allen Parkway
Houston, TX 77019

    Name and Principal        Positions and Offices with Depositor
     Business Address         American General Life Insurance Company
---------------------------   --------------------------------------------------
Richard A. Hollar             Director, President-AIG Life Brokerage Profit
750 West Virginia Street      Center and Chief Executive Officer-AIG Life
Milwaukee, WI 53204           Brokerage Profit Center

Royce G. Imhoff, II           Director, President-Affluent & Corporate Markets
2929 Allen Parkway            Profit Center and Chief Executive Officer-Affluent
Houston, TX 77019             & Corporate Markets Profit Center

Richard J. Miller             Director and Chief Executive Officer-Agency
2929 Allen Parkway            Building Profit Center
Houston, TX 77019

Nicholas A. O'Kulich          Director
70 Pine Street
New York, NY 10270

Ernest T. Patrikis            Director
70 Pine Street
New York, NY 10270

Gary D. Reddick               Director and Chief Administrative Officer
2929 Allen Parkway
Houston, TX 77019

Martin J. Sullivan            Director
70 Pine Street
New York, NY 10270

Christopher J. Swift          Director, Chief Financial Officer and Executive
2929 Allen Parkway            Vice President
Houston, TX 77019

Thomas L. Booker              President-Structured Settlements/SPIA Profit
2727 Allen Parkway            Center
Houston, TX 77019

Lawrence J. O'Brien           President-Agency Building Profit Center
2727 Allen Parkway
Houston, TX 77019

    Name and Principal        Positions and Offices with Depositor
     Business Address         American General Life Insurance Company
---------------------------   --------------------------------------------------
Jeffrey H. Carlson            Chief Information Officer and Senior Vice
2727 Allen Parkway            President
Houston, TX 77019

James A. Galli                Executive Vice President
830 Third Avenue
New York, NY 10022

Paul L. Mistretta             Executive Vice President
2727-A Allen Parkway
Houston, TX 77019

Erik A. Baden                 Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Wayne A. Barnard              Senior Vice President
2929 Allen Parkway
Houston, TX 77019

Robert M. Beuerlein           Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Rebecca G. Campbell           Senior Vice President
2929 Allen Parkway
Houston, TX 77019

Larry A. Compton              Senior Vice President
One Woodfield Lake
Schaumburg, IL 60173

William F. Guterding          Senior Vice President
830 Third Avenue
New York, NY 10022

Robert F. Herbert, Jr.        Senior Vice President, Treasurer and Controller
2727-A Allen Parkway
Houston, TX 77019

    Name and Principal        Positions and Offices with Depositor
     Business Address         American General Life Insurance Company
---------------------------   --------------------------------------------------
S. Douglas Israel             Senior Vice President
2929 Allen Parkway
Houston, TX 77019

Kyle L. Jennings              Senior Vice President
2929 Allen Parkway
Houston, TX 77019

Althea R. Johnson             Senior Vice President
2929 Allen Parkway
Houston, TX 77019

Glen D. Keller                Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Simon J. Leech                Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Kent D. Major                 Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Randy J. Marash               Senior Vice President
3600 Route 66
Neptune, NJ 07754

Mark R. McGuire               Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Laura W. Milazzo              Senior Vice President
2727 Allen Parkway
Houston, TX 77019

    Name and Principal        Positions and Offices with Depositor
     Business Address         American General Life Insurance Company
---------------------------   --------------------------------------------------
A. Hasan Qureshi              Senior Vice President
1 ALICO Plaza
600 King Street
Wilmington, DE 19801

Dennis H. Roberts             Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Richard C. Schuettner         Senior Vice President
750 West Virginia Street
Milwaukee, WI 53204

James P. Sennett              Senior Vice President
2727 Allen Parkway
Houston, TX 77019

James P. Steele               Senior Vice President
205 E. 10th Street
Amarillo, TX 79101

Robert E. Steele              Senior Vice President
205 E. 10th Street
Amarillo, TX 79101

James M. Sweeney              Senior Vice President
3600 Route 66
Neptune, NJ 07754

Alfred M. Thome               Senior Vice President
One Woodfield Lake
Schaumburg, IL 60173

Dan E. Trudan                 Senior Vice President
750 West Virginia St.
Milwaukee, WI 53204

Frederic R. Yopps             Senior Vice President
750 West Virginia St.
Milwaukee, WI 53204

    Name and Principal        Positions and Offices with Depositor
     Business Address         American General Life Insurance Company
---------------------------   --------------------------------------------------
Steven E. Zimmerman           Senior Vice President
2727 Allen Parkway
Houston, TX 77019

David R. Armstrong            Vice President
3600 Route 66
Neptune, NJ 07754

Edward F. Bacon               Vice President
2727-A Allen Parkway
Houston, TX 77019

Joan M. Bartel                Vice President
2727 Allen Parkway
Houston, TX 77019

Walter E. Bednarski           Vice President
3600 Route 66
Neptune, NJ 07754

Michael B. Boesen             Vice President
2727-A Allen Parkway
Houston, TX 77019

Mark E. Bolding               Vice President
2929 Allen Parkway
Houston, TX 77019

James B. Brown                Vice President
2727 Allen Parkway
Houston, TX 77019

Joseph S. Cella               Vice President
70 Pine Street
New York, NY 10270

Phillip L. Chapman            Vice President
3600 Route 66
Neptune, NJ 07754

    Name and Principal        Positions and Offices with Depositor
     Business Address         American General Life Insurance Company
---------------------------   --------------------------------------------------
Robert W. Chesner             Vice President
2929 Allen Parkway
Houston, TX 77019

Valerie A. Childrey           Vice President
750 West Virginia Street
Milwaukee, WI 53204

Mark E. Childs                Vice President
2727 Allen Parkway
Houston, TX 77019

Robert M. Cicchi              Vice President
2727 Allen Parkway
Houston, TX 77019

Donald L. Davis               Vice President
205 E. 10th Street
Amarillo, TX 79101

Steven A. Dmytrack            Vice President
2929 Allen Parkway
Houston, TX 77019

Timothy M. Donovan            Vice President
2727 Allen Parkway
Houston, TX 77019

Farideh N. Farrokhi           Vice President
2727-A Allen Parkway
Houston, TX 77019

Patrick Froze                 Vice President
750 West Virginia Street
Milwaukee, WI 53204

Frederick J. Garland, Jr.     Vice President
2727 Allen Parkway
Houston, TX 77019

    Name and Principal        Positions and Offices with Depositor
     Business Address         American General Life Insurance Company
---------------------------   --------------------------------------------------
Richard L. Gravette           Vice President
2727-A Allen Parkway
Houston, TX 77019

Kenneth J. Griesemer          Vice President
6363 Forest Park Road
Dallas, TX 75235

Daniel J. Gutenberger         Vice President
70 Pine Street
New York, NY 10270

Joel H. Hammer                Vice President
1 Chase Manhattan Place
New York, NY 10005

Craig H. Harrel               Vice President
2929 Allen Parkway
Houston, TX 77019

D. Leigh Harrington           Vice President
2727 Allen Parkway
Houston, TX 77019

Neal C. Hasty                 Vice President
6363 Forest Park Road
Dallas, TX 75235

Keith C. Honig                Vice President
1 SunAmerica Center
Los Angeles, CA 90067

Walter P. Irby                Vice President
2727 Allen Parkway
Houston, TX 77019

Sharla A. Jackson             Vice President
205 E. 10th Street
Amarillo, TX 79101

    Name and Principal        Positions and Offices with Depositor
     Business Address         American General Life Insurance Company
---------------------------   --------------------------------------------------
David S. Jorgensen            Vice President
2727-A Allen Parkway
Houston, TX 77019

Stephen C. Kennedy            Vice President
750 West Virginia Street
Milwaukee, WI 53204

Gary J. Kleinman              Vice President
1 Chase Manhattan Place
New York, NY 10005

Frank A. Kophamel             Vice President
3600 Route 66
Neptune, NJ 07754

James K. Larson               Vice President
1000 E. Woodfield Road
Schaumburg, IL 60173

Charles L. Levy               Vice President
2727 Allen Parkway
Houston, TX 77019

Linda Lewis                   Vice President
6363 Forest Park Road
Dallas, TX 75235

Robert J. Ley                 Vice President
70 Pine Street
New York, NY 10270

Jerry L. Livers               Vice President
2727 Allen Parkway
Houston, TX 77019

    Name and Principal        Positions and Offices with Depositor
     Business Address         American General Life Insurance Company
---------------------------   --------------------------------------------------
Gwendolyn J. Mallett          Vice President
2727 Allen Parkway
Houston, TX 77019

W. Larry Mask                 Vice President
2727 Allen Parkway
Houston, TX 77019

Gordon S. Massie              Vice President
2929 Allen Parkway
Houston, TX 77019

Melvin C. McFall              Vice President
2727 Allen Parkway
Houston, TX 77019

Richard D. McFarland          Vice President
2727 Allen Parkway
Houston, TX 77019

Candace A. Michael            Vice President
2727 Allen Parkway
Houston, TX 77019

Anne K. Milio                 Vice President
2727 Allen Parkway
Houston, TX 77019

Sylvia A. Miller              Vice President
#1 Franklin Square
Springfield, IL 62713

Cheryl E. Morton              Vice President
#1 Franklin Square
Springfield, IL 62713

Michael R. Murphy             Vice President
750 West Virginia Street
Milwaukee, WI 53204

    Name and Principal        Positions and Offices with Depositor
     Business Address         American General Life Insurance Company
---------------------------   --------------------------------------------------
Carl T. Nichols               Vice President
205 E. 10th Street
Amarillo, TX 79101

Deanna D. Osmonson            Vice President and Chief Compliance Officer
2727 Allen Parkway
Houston, TX 77019

Rembert R. Owen, Jr.          Vice President
2929 Allen Parkway
Houston, TX 77019

Lori J. Payne                 Vice President
2727 Allen Parkway
Houston, TX 77019

Kirsten M. Pedersen           Vice President
2929 Allen Parkway
Houston, TX 77019

Cathy A. Percival             Vice President
2727 Allen Parkway
Houston, TX 77019

Terri Robbins                 Vice President
175 Water Street
New York, NY 10038

David M. Robinson             Vice President
2929 Allen Parkway
Houston, TX 77019

Dale W. Sachtleben            Vice President
#1 Franklin Square
Springfield, IL 62713

Robert C. Sage                Vice President
2727 Allen Parkway
Houston, TX 77019

    Name and Principal        Positions and Offices with Depositor
     Business Address         American General Life Insurance Company
---------------------------   --------------------------------------------------
Kristin Sather                Vice President
1 Chase Manhattan Place
New York, NY 10005

Richard W. Scott              Vice President
2929 Allen Parkway
Houston, TX 77019

Tom L. Scott                  Vice President
2929 Allen Parkway
Houston, TX 77019

T. Clay Spires                Vice President
2929 Allen Parkway
Houston, TX 77019

Joe L. Thompson               Vice President
6363 Forest Park Road
Dallas, TX 75235

Gregory R. Thornton           Vice President
#1 Franklin Square
Springfield, IL 62713

Paul Turner                   Vice President
675 Bering Drive, Suite 600
Houston, TX 77057

Richard P. Vegh               Vice President
3600 Route 66
Neptune, NJ 07754

S. Michael Von-Stein          Vice President
1478 County C
St. Germain, WI 54558

Curt B. Vondrasek             Vice President
1832 Baybrook Ct.
Naperville, IL 60564

    Name and Principal        Positions and Offices with Depositor
     Business Address         American General Life Insurance Company
---------------------------   --------------------------------------------------
Christian D. Weiss            Vice President
#1 Franklin Square
Springfield, IL 62713

Susan J. Wilhite              Vice President
One Woodfield Lake
Schaumburg, IL 60173

Nancy R. Yasso                Vice President
2727 Allen Parkway
Houston, TX 77019

Elizabeth M. Tuck             Secretary
70 Pine Street
New York, NY 10270

Item 29. Persons Controlled by or Under Common Control with the Depositor or the Registrant

                           SUBSIDIARIES OF REGISTRANT

                                                                                                      % of Voting
                                                                                                       Securities
                                                                                                         Owned by
                                                                                     Jurisdiction of          its
                                                                                       Incorporation    Immediate
                                                                                     or Organization    Parent(2)
                                                                                     ---------------  -----------
American International Group, Inc. (Registrant)(1)..........................................Delaware  .........(3)
   AIG Aviation, Inc.........................................................................Georgia  ........100%
   AIG Bulgaria Insurance and Reinsurance Company EAD.......................................Bulgaria  ........100%
   AIG Capital Corporation..................................................................Delaware  ........100%
      AIG Consumer Finance Group, Inc.......................................................Delaware  ........100%
         AIG Bank Polska S.A..................................................................Poland  ......97.23%
         AIG Credit S.A.......................................................................Poland  .........80%
         Compania Financiera Argentina S.A.................................................Argentina  .......92.7%
      AIG Global Asset Management Holdings Corp.............................................Delaware  ........100%
         AIG Capital Partners, Inc..........................................................Delaware  ........100%
         AIG Global Investment Corp.......................................................New Jersey  ........100%
         John McStay Investment Counsel, L.P...................................................Texas  ......82.84%
      International Lease Finance Corporation.............................................California  ......64.85% (4)
   AIG Claim Services, Inc..................................................................Delaware  ........100%
   A1G Credit Corp..........................................................................Delaware  ........100%
      A.I. Credit Corp.................................................................New Hampshire  ........100%
      Imperial Premium Finance, Inc.......................................................California  ........100%
      Imperial Premium Finance, Inc.........................................................Delaware  ........100%
   AIG Equity Sales Corp....................................................................New York  ........100%
   AIG Federal Savings Bank.................................................................Delaware  ........100%
   AIG Finance Holdings, Inc................................................................New York  ........100%
      AIG Finance (Hong Kong) Limited......................................................Hong Kong  ........100%
   AIG Financial Advisor Services, Inc......................................................Delaware  ........100%
      AIG Financial Advisor Services (Europe), S.A........................................Luxembourg  ........100%
   AIG Financial Products Corp..............................................................Delaware  ........100%
      AIG Matched Funding Corp..............................................................Delaware  ........100%
      BanqueAlG...............................................................................France  .........90% (5)
   AIG Funding, Inc.........................................................................Delaware  ........100%
   AIG Global Real Estate Investment Corp...................................................Delaware  ........100%
   AIG Global Trade & Political Risk Insurance Company....................................New Jersey  ........100%
   A.I.G. Golden Insurance Ltd................................................................Israel  ......50.01%
   AIG Life Insurance Company...............................................................Delaware  .........79% (6)
   AIG Life Insurance Company of Canada.......................................................Canada  ........100%
   AIG Life Insurance Company of Puerto Rico.............................................Puerto Rico  ........100%
   AIG Marketing, Inc.......................................................................Delaware  ........100%
   AIG Memsa, Inc...........................................................................Delaware  ........100%
      Tata AIG General Insurance Company Limited...............................................India  .........26%
   AIG Private Bank Ltd..................................................................Switzerland  ........100%
   AIG Retirement Services, Inc.............................................................Delaware  ........100% (7)

                           SUBSIDIARIES OF REGISTRANT

                                                                                                      % of Voting
                                                                                                       Securities
                                                                                                         Owned by
                                                                                     Jurisdiction of          its
                                                                                       Incorporation    Immediate
                                                                                     or Organization    Parent(2)
                                                                                     ---------------  -----------
      SunAmerica Life Insurance Company......................................................Arizona  ........100%
         SunAmerica Investments, Inc.........................................................Georgia  .........70% (8)
            AIG Advisor Group, Inc..........................................................Maryland  ........100%
               Advantage Capital Corporation................................................New York  ........100%
               FSC Securities Corporation...................................................Delaware  ........100%
               Sentra Securities Corporation..............................................California  ........100%
               Spelman & Co., Inc.........................................................California  ........100%
               SunAmerica Securities, Inc...................................................Delaware  ........100%
            AIG SunAmerica Life Assurance Company............................................Arizona  ........100% (9)
            Saamsun Holdings Corp...........................................................Delaware  ........100%
               SAM Holdings Corporation...................................................California  ........100%
                  AIG SunAmerica Asset Management Corp......................................Delaware  ........100%
                  AIG SunAmerica Capital Services. Inc......................................Delaware  ........100%
               Sun Royal Holdings Corporation.............................................California  ........100%
      Royal Alliance Associates, Inc........................................................Delaware  ........100%
   First SunAmerica Life Insurance Company..................................................New York  ........100%
AIG Risk Management, Inc....................................................................New York  ........100%
AIG Technologies, Inc..................................................................New Hampshire  ........100%
AIGTI, Inc..................................................................................Delaware  ........100%
AIG Trading Group Inc.......................................................................Delaware  ........100%
   AIG International, Inc...................................................................Delaware  ........100%
AIU Insurance Company.......................................................................New York  .........52% (10)
AIU North America, Inc......................................................................New York  ........100%
American General Corporation...................................................................Texas  ........100%
   American General Bancassurance Services, Inc.............................................Illinois  ........100%
   AGC Life Insurance Company...............................................................Missouri  ........100%
      AIG Assurance Canada....................................................................Canada  ........100% (11)
      AIG Life of Bermuda, Ltd...............................................................Bermuda  ........100%
      American General Life and Accident Insurance Company.................................Tennessee  ........100%
      American General Life Insurance Company..................................................Texas  ........100%
         American General Annuity Service Corporation..........................................Texas  ........100%
         AIG Enterprise Services, LLC.......................................................Delaware  ........100%
         American General Equity Services Corporation.......................................Delaware  ........100%
         American General Life Companies, LLC...............................................Delaware  ........100%
         The Variable Annuity Life Insurance Company...........................................Texas  ........100%
            VALIC Retirement Services Company..................................................Texas  ........100%
            VALIC Trust Company................................................................Texas  ........100%
      American General Property Insurance Company..........................................Tennessee  ......51.85% (12)
         American General Property Insurance Company of Florida..............................Florida  ........100%
      AIG Annuity Insurance Company............................................................Texas  ........100%
      The United States Life Insurance Company in the City of New York......................New York  ........100%
   American General Finance, Inc.............................................................Indiana  ........100%
      AGF Investment Corp....................................................................Indiana  ........100%

                           SUBSIDIARIES OF REGISTRANT

                                                                                                      % of Voting
                                                                                                       Securities
                                                                                                         Owned by
                                                                                     Jurisdiction of          its
                                                                                       Incorporation    Immediate
                                                                                     or Organization    Parent(2)
                                                                                     ---------------  -----------
      American General Auto Finance, Inc....................................................Delaware  ........100%
      American General Finance Corporation...................................................Indiana  ........100%
         Crossroads Mortgage, Inc..........................................................Tennessee  ........100%
         ENM, Inc..........................................................................Tennessee  ........100%
         MorEquity, Inc.......................................................................Nevada  ........100%
            Wilmington Finance, Inc.........................................................Delaware  ........100%
         Merit Life Insurance Co.............................................................Indiana  ........100%
         Yosemite Insurance Company..........................................................Indiana  ........100%
            CommoLoCo, Inc...............................................................Puerto Rico  ........100%
         American General Financial Services of Alabama, Inc.................................Alabama  ........100%
         HSA Residential Mortgage Services of Texas, Inc....................................Delaware  ........100%
      American General Investment Management Corporation....................................Delaware  ........100%
      American General Realty Investment Corporation...........................................Texas  ........100%
      American General Assurance Company....................................................Illinois  ........100%
            American General Indemnity Company..............................................Illinois  ........100%
            USLIFE Credit Life Insurance Company of Arizona..................................Arizona  ........100%
         Knickerbocker Corporation.............................................................Texas  ........100%
American Home Assurance Company.............................................................New York  ........100%
   AIG Hawaii Insurance Company, Inc..........................................................Hawaii  ........100%
      American Pacific Insurance Company, Inc.................................................Hawaii  ........100%
   American International Insurance Company.................................................New York  ........100%
      American International Insurance Company of California, Inc.........................California  ........100%
      American International Insurance Company of New Jersey..............................New Jersey  ........100%
      Minnesota Insurance Company..........................................................Minnesota  ........100%
      American International Realty Corp....................................................Delaware  .......31.5% (13)
      Pine Street Real Estate Holdings Corp............................................New Hampshire  ......31.47% (13)
      Transatlantic Holdings, Inc...........................................................Delaware  ......33.61% (14)
         Transatlantic Reinsurance Company..................................................New York  ........100%
            Putnam Reinsurance Company......................................................New York  ........100%
            Trans Re Zurich..............................................................Switzerland  ........100%
American International Insurance Company of Delaware........................................Delaware  ........100%
American International Life Assurance Company of New York...................................New York  ......77.52% (15)
American International Reinsurance Company, Ltd..............................................Bermuda  ........100%
   AIG Edison Life Insurance Company...........................................................Japan  .........90% (16)
   American International Assurance Company, Limited.......................................Hong Kong  ........100%
      American International Assurance Company (Australia) Limited.........................Australia  ........100%
   American International Assurance Company (Bermuda) Limited................................Bermuda  ........100%
      American International Assurance Co. (Vietnam) Limited.................................Vietnam  ........100%
      Tata AIG Life Insurance Company Limited..................................................India  .........26%
   Nan Shan Life Insurance Company, Ltd.......................................................Taiwan  .........95%
American International Underwriters Corporation.............................................New York  ........100%
American International Underwriters Overseas, Ltd............................................Bermuda  ........100%
   AIG Europe (Ireland) Limited..............................................................Ireland  ........100%

                           SUBSIDIARIES OF REGISTRANT

                                                                                                      % of Voting
                                                                                                       Securities
                                                                                                         Owned by
                                                                                     Jurisdiction of          its
                                                                                       Incorporation    Immediate
                                                                                     or Organization    Parent(2)
                                                                                     ---------------  -----------
   AIG Europe (U.K.) Limited.................................................................England  ........100%
   AIG Brasil Companhia de Seguros............................................................Brazil  .........50%
   Universal Insurance Co., Ltd.............................................................Thailand  ........100%
   La Seguridad de Centroamerica, Compania de Seguros S.A..................................Guatemala  ........100%
   American International Insurance Company of Puerto Rico...............................Puerto Rico  ........100%
   A.I.G. Colombia Seguros Generales S.A....................................................Colombia  ........100%
   American International Underwriters GmBH..................................................Germany  ........100%
   Underwriters Adjustment Company, Inc.......................................................Panama  ........100%
   American Life Insurance Company..........................................................Delaware  ........100%
      AIG Life (Bulgaria) Z.D. A.D..........................................................Bulgaria  ........100%
      ALICO, S.A..............................................................................France  ........100%
      American Life Insurance Company (Kenya) Limited..........................................Kenya  ......66.67%
      Pharaonic American Life Insurance Company................................................Egypt  ......71.63%
   AIG Life Insurance Company (Switzerland) Ltd..........................................Switzerland  ........100%
   American Security Life Insurance Company, Ltd........................................Lichtenstein  ........100%
   Birmingham Fire Insurance Company of Pennsylvania....................................Pennsylvania  ........100%
   China America Insurance Company, Ltd.....................................................Delaware  .........50%
   Commerce and Industry Insurance Company..................................................New York  ........100%
   Commerce and Industry Insurance Company of Canada.........................................Ontario  ........100%
   Delaware American Life Insurance Company.................................................Delaware  ........100%
   Hawaii Insurance Consultants, Ltd..........................................................Hawaii  ........100%
   HSB Group, Inc...........................................................................Delaware  ........100%
      The Hartford Steam Boiler Inspection and Insurance Company.........................Connecticut  ........100%
         The Allen Insurance Company, Ltd....................................................Bermuda  ........100%
         The Hartford Steam Boiler Inspection and Insurance Company of Connecticut.......Connecticut  ........100%
         HSB Engineering Insurance Limited...................................................England  ........100%
            The Boiler Inspection and Insurance Company of Canada.............................Canada  ........100%
   The Insurance Company of the State of Pennsylvania...................................Pennsylvania  ........100%
   Landmark Insurance Company.............................................................California  ........100%
   Mt. Mansfield Company, Inc................................................................Vermont  ........100%
National Union Fire Insurance Company of Pittsburgh, Pa.................................Pennsylvania  ........100%
   American International Specialty Lines Insurance Company...................................Alaska  .........70% (17)
   Lexington Insurance Company..............................................................Delaware  .........70% (17)
      GE Property & Casualty Insurance Company..........................................Pennsylvania  ........100%
         GE Casualty Insurance Company..................................................Pennsylvania  ........100%
            GE Indemnity Insurance Company..............................................Pennsylvania  ........100%
         GE Auto & Home Assurance Company...............................................Pennsylvania  ........100%
         Bayside Casualty Insurance Company...............................................New Jersey  ........100%
      JI Accident & Fire Insurance Co. Ltd.....................................................Japan  .........50%
   National Union Fire Insurance Company of Louisiana......................................Louisiana  ........100%
   National Union Fire Insurance Company of Vermont..........................................Vermont  ........100%
   21st Century Insurance Group...........................................................California  ......33.03% (18)
      21st Century Insurance Company......................................................California  ........100%

                           SUBSIDIARIES OF REGISTRANT

                                                                                                      % of Voting
                                                                                                       Securities
                                                                                                         Owned by
                                                                                     Jurisdiction of          its
                                                                                       Incorporation    Immediate
                                                                                     or Organization    Parent(2)
                                                                                     ---------------  -----------
      21st Century Casualty Company.......................................................California  ........100%
      21st Century Insurance Company of Arizona..............................................Arizona  ........100%
   Starr Excess Liability Insurance Company, Ltd............................................Delaware  ........100%
      Starr Excess Liability Insurance International Ltd.....................................Ireland  ........100%
NHIG Holding Corp...........................................................................Delaware  ........100%
   Audubon Insurance Company...............................................................Louisiana  ........100%
      Audubon Indemnity Company..........................................................Mississippi  ........100%
      Agency Management Corporation........................................................Louisiana  ........100%
         The Gulf Agency, Inc................................................................Alabama  ........100%
   New Hampshire Insurance Company......................................................Pennsylvania  ........100%
      AIG Europe, S.A.........................................................................France  ........(19)
      AI Network Corporation................................................................Delaware  ........100%
      American International Pacific Insurance Company......................................Colorado  ........100%
      American International South Insurance Company....................................Pennsylvania  ........100%
      Granite State Insurance Company...................................................Pennsylvania  ........100%
      New Hampshire Indemnity Company, Inc..............................................Pennsylvania  ........100%
      AIG National Insurance Company, Inc...................................................New York  ........100%
      Illinois National Insurance Co........................................................Illinois  ........100%
      New Hampshire Insurance Services, Inc............................................New Hampshire  ........100%
   AIG Star Life Insurance Co., Ltd............................................................Japan  ........100%
Pharaonic Insurance Company, S.A.E.............................................................Egypt  ......89.98%
The Philippine American Life and General Insurance Company...............................Philippines  ......99.78%
   Pacific Union Assurance Company........................................................California  ........100%
   Philam Equitable Life Assurance Company, Inc..........................................Philippines  ......95.31%
   The Philippine American General Insurance Company, Inc................................Philippines  ........100%
      Philam Insurance Company, Inc......................................................Philippines  ........100%
Risk Specialist Companies, Inc..............................................................Delaware  ........100%
United Guaranty Corporation...........................................................North Carolina  ......36.3l% (20)
   United Guaranty Insurance Company..................................................North Carolina  ........100%
   United Guaranty Mortgage Insurance Company.........................................North Carolina  ........100%
   United Guaranty Mortgage Insurance Company of North Carolina.......................North Carolina  ........100%
   United Guaranty Partners Insurance Company................................................Vermont  .........80%
   United Guaranty Residential Insurance Company of North Carolina....................North Carolina  ........100%
   United Guaranty Residential Insurance Company......................................North Carolina  ......75.03% (21)
      United Guaranty Commercial Insurance Company of North Carolina..................North Carolina  ........100%
      United Guaranty Mortgage Indemnity Company......................................North Carolina  ........100%
      United Guaranty Credit Insurance Company........................................North Carolina  ........100%
   United Guaranty Services, Inc......................................................North Carolina  ........100%

----------

(1) All subsidiaries listed are consolidated in the accompanying financial statements. Certain subsidiaries have been omitted from the tabulation. The omitted subsidiaries, when considered in the aggregate as a single subsidiary, do not constitute a significant subsidiary.

(2)  Percentages include directors' qualifing shares.
(3) The common stock is owned approximately 11.9 percent by Starr International Company, Inc., 1.8 percent by C. V. Starr & Co., Inc. and 2.0 percent by The Starr Foundation.
(4) Also owned 35.15 percent by National Union Fire Insurance Company of Pittsburgh, Pa.
(5)  Also owned 10 percent by AIG Matched Funding Corp.
(6)  Also owned 21 percent by Commerce and Industry Insurance Company.
(7)  Formerly known as AIG SunAmerica Inc.
(8)  Also owned 30 percent by AIG Retirement Services. Inc.
(9)  Formerly known as Anchor National Life Insurance Company.
(10) Also owned 8 percent by The Insurance Company of the State of Pennsylvania, 32 percent by National Union Fire Insurance Company of Pittsburgh, Pa. and 8 percent by Birmingham Fire Insurance Company of Pennsylvania.
(11) Indirect wholly-owned subsidiary.
(12) Also owned 48.15 percent by American General Life andAccident Insurance Company.
(13) Also owned by 11 other AIG subsidiaries.
(14) Also owned 26.06 percent by AIG.
(15) Also owned 22.48 percent by American Home Assurance Company.
(16) Also owned 10 percent by a subsidiary of American Life Insurance Company.
(17) Also owned 20 percent by The Insurance Company of the State of Pennsylvania and 10 percent by Birmingham Fire Insurance Company of Pennsylvania.
(18) Also owned 16.85 percent by American Home Assurance Company, 6.34 percent by Commerce and Industry Insurance Company and 6.34 percent by New Hampshire Insurance Company.
(19) 100 percent to be held with other AIG companies.
(20) Also owned 45.88 percent by National Union Fire Insurance Company of Pittsburgh, Pa., 16.95 percent by New Hampshire Insurance Company and 0.86 percent by The Insurance Company of the State of Pennsylvania.
(21) Also owned 24.97 percent by United Guaranty Residential Insurance Company of North Carolina.

Item 30. Indemnification

Article VII, section 1, of the Company's By-Laws provides, in part, that the Company shall have power to indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the Company) by reason of the fact that such person is or was serving at the request of the Company, against expenses, judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with such proceeding if such person acted in good faith and in a manner such person reasonably believed to be in the best interest of the Company and, in the case of a criminal proceeding, had no reasonable cause to believe the conduct of such person was unlawful.

Article VII, section 1 (in part), section 2, and section 3, provide that the Company shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action by or in the right of the Company to procure a judgment in its favor by reason of the fact that such person is or was acting in behalf of the Company, against expenses actually and reasonably incurred by such person in connection with the defense or settlement of such action if such person acted in good faith, in a manner such person believed to be in the best interests of the Company, and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances. No indemnification shall be made under section 1: (a) in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable to the Company, unless and only to the extent that the court in which such action was brought shall determine upon application that, in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for the expenses which such court shall determine; (b) of amounts paid in settling or otherwise disposing of a threatened or pending action with or without court approval; or (c) of expense incurred in defending a threatened or pending action which is settled or otherwise disposed of without court approval.

Article VII, section 3, provides that, with certain exceptions, any indemnification under Article VII shall be made by the Company only if authorized in the specific case, upon a determination that indemnification of the person is proper in the circumstances because the person has met the applicable standard of conduct set forth in section 1 of Article VII by (a) a majority vote of a quorum consisting of directors who are not parties to such proceeding; (b) approval of the shareholders, with the shares owned by the person to be indemnified not being entitled to vote thereon; or (c) the court in which such proceeding is or was pending upon application made by the Company or the indemnified person or the attorney or other persons rendering services in connection with the defense, whether or not such application by the attorney or indemnified person is opposed by the Company.

Article VII, section 7, provides that for purposes of Article VII, those persons subject to indemnification include any person who is or was a director, officer, or employee of the Company, or is or was serving at the request of the Company as a director, officer, or employee of another foreign or domestic corporation which was a predecessor corporation of the Company or of another enterprise at the request of such predecessor corporation.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriters

(a) Other Activity. Registrant's principal underwriter, American General Equity Services Corporation, also acts as principal underwriter for American General Life Insurance Company Separate Account A, American General Life Insurance Company Separate Account D, American General Life Insurance Company Separate Account VA-1 and American General Life Insurance Company Separate Account VA-2, which all offer interests in variable annuities. American General Equity Services Corporation also acts as principal underwriter for American General Life Insurance Company Separate Account VUL and American General Life Insurance Company Separate Account VUL-2, which both offer interests in flexible premium variable life insurance policies. American General Equity Services Corporation also acts as principal underwriter for certain other separate accounts of American General Life Insurance Company affiliates.

(b)  Management.

  Name and Principal       Positions and Offices with Underwriter
   Business Address        American General Equity Services Corporation
----------------------     -----------------------------------------------

Rodney O. Martin, Jr.      Director and Chairman of the Board of Directors
2929 Allen Parkway
Houston, TX 77019

Mark R. McGuire            Director and Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Ernest T. Patrikis         Director
70 Pine Street
New York, NY 10270

Gary D. Reddick            Director
2929 Allen Parkway
Houston, TX 77019

Andrew J. Kalbaugh         President and Chief Executive Officer
2727 Allen Parkway
Houston, TX 77019

Larry E. Blews             Vice President, Chief Compliance Officer and
2727 Allen Parkway         Assistant Secretary
Houston, TX 77019

  Name and Principal       Positions and Offices with Underwriter
   Business Address        American General Equity Services Corporation
----------------------     --------------------------------------------

Robert F. Herbert, Jr.     Vice President
2727-A Allen Parkway
Houston, TX 77019

Kathy L. Keith             Vice President
#1 Franklin Square
Springfield, IL 62713

Lucille S. Martinez        Vice President, Treasurer and Controller
2727 Allen Parkway
Houston, TX 77019

Elizabeth M. Tuck          Secretary
70 Pine Street
New York, NY 10270

Edward F. Andrzejewski     Tax Officer
70 Pine Street
New York, NY 10270

Steven A. Glover           Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

Lauren W. Jones            Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

John D. Fleming            Assistant Treasurer
2929 Allen Parkway
Houston, TX 77019

Barbara J. Moore           Assistant Tax Officer
2919 Allen Parkway
Houston, TX 77019

T. Clay Spires             Assistant Tax Officer
2727-A Allen Parkway
Houston, TX 77019

(c)  Compensation From the Registrant.

                   Net            Compensation on
                   Underwriting   Events Occasioning
Name of Principal  Discounts and  the Deduction of a   Brokerage    Other
Underwriter        Commissions    Deferred Sales Load  Commissions  Compensation

American General
Equity Services
Corporation              0                 0                0            0

Item 32. Location of Accounts and Records

All records referenced under Section 31(a) of the 1940 Act, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of American General Life Insurance Company at its principal executive office located at 2727-A Allen Parkway, Houston, Texas 77019-2191 or at American General Life Insurance Company's Administrative Office located at #1 Franklin Square, Springfield, Illinois 62713.

Item 33. Management Services Not applicable.

Item 34. Fee Representation

American General Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and risks assumed by American General Life Insurance Company.

                               POWERS OF ATTORNEY

     Each person whose signature appears below hereby appoints Robert F. Herbert, Jr., Gary D. Reddick and Kyle L. Jennings and each of them, any one of whom may act without the joinder of the others, as his/her attorney-in-fact to sign on his/her behalf and in the capacity stated below and to file all amendments to this Registration Statement, which amendment or amendments may make such changes and additions to this Registration Statement as such attorney-in-fact may deem necessary or appropriate.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, American General Life Insurance Company Separate Account VL-R, certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(a) under the Securities Act of 1933 and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Houston, and State of Texas on the 30th day of March, 2004.

                                             AMERICAN GENERAL LIFE INSURANCE
                                             COMPANY SEPARATE ACCOUNT VL-R
                                             (Registrant)

                                        BY:  AMERICAN GENERAL LIFE INSURANCE
                                             COMPANY
                                             (On behalf of the Registrant and
                                             itself)


                                        BY:  /s/ ROBERT F. HERBERT, JR.
                                             -----------------------------------
                                             Robert F. Herbert, Jr.
                                             Senior Vice President, Treasurer
                                              and Controller

[SEAL]

ATTEST:  /s/ LAUREN W. JONES
         -----------------------------
         Lauren W. Jones
         Assistant Secretary

     Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                   Title                                Date
-------------------------   ----------------------------------   ---------------


/s/ RODNEY O. MARTIN, JR.   Director, Chairman, President and    March 30, 2004
-------------------------   Chief Executive Officer
Rodney O. Martin, Jr.


/s/ CHRISTOPHER J. SWIFT    Director and Chief Financial         March 30, 2004
-------------------------   Officer
Christopher J. Swift


/s/ M. BERNARD AIDINOFF     Director                             March 30, 2004
-------------------------
M. Bernard Aidinoff


/s/ DAVID J. DIETZ          Director                             March 30, 2004
-------------------------
David J. Dietz


/s/ DAVID L. HERZOG         Director                             March 30, 2004
-------------------------
David L. Herzog


/s/ RICHARD A. HOLLAR       Director                             March 30, 2004
-------------------------
Richard A. Hollar


/s/ ROYCE G. IMHOFF, II     Director                             March 30, 2004
-------------------------
Royce G. Imhoff II

/s/ RICHARD J. MILLER       Director                             March 30, 2004
-------------------------
Richard J. Miller

                            Director                             March 30, 2004
-------------------------
Nicholas A. O'Kulich


/s/ ERNEST T. PATRIKIS      Director                             March 30, 2004
-------------------------
Ernest T. Patrikis


/s/ GARY D. REDDICK         Director                             March 30, 2004
-------------------------
Gary D. Reddick


/s/ MARTIN J. SULLIVAN      Director                             March 30, 2004
-------------------------
Martin J. Sullivan